                     MFS -REGISTERED TRADEMARK-/ SUN LIFE SERIES TRUST

     SEMIANNUAL REPORT - JUNE 30, 1999

     CAPITAL OPPORTUNITIES SERIES
       (FORMERLY VALUE SERIES)
     EQUITY INCOME SERIES
     INTERNATIONAL GROWTH SERIES
     MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
     NEW DISCOVERY SERIES
     RESEARCH GROWTH AND INCOME SERIES
     RESEARCH INTERNATIONAL SERIES

MFS -Registered Original Research-SM-
Trademark-

Research has been central to investment management
at MFS since 1932, when we created
one of the first in-house research
departments in the mutual fund industry. Original Research-SM- at         [LOGO]
MFS is more than just crunching
numbers and creating economic
models: it's getting to know each
security and each company personally.

-----------------------------------------------------------
NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE
-----------------------------------------------------------

LETTER FROM THE CHAIRMAN

DEAR CONTRACT OWNERS,

It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS-Registered Trademark- Original Research-SM- to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/S/ JOHN D. McNEIL

John D. McNeil
Chairman
Board of Trustees

July 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

CAPITAL OPPORTUNITIES SERIES
For the six months ended June 30, 1999, the Series provided a total return of 18.26%, which compares to a total return of 13.68% for the average capital appreciation fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance. The Series' return also compares to a 12.23% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

We have been trying to increase the portfolio's diversification by adding some stocks and selling or reducing positions in others we already owned. New holdings include paper companies such as Asia Pulp & Paper Ltd. Previously, oversupply had made paper companies unattractive, but we believe an upturn in Asia's economy will boost demand. The Series' position in industrial conglomerate Tyco International was reduced to increase diversification among our largest holdings. When Tyco recently acquired AMP, we felt that our already significant position in the resulting company was too large for this portfolio. The Series' holding in Freddie Mac, the

Federal Home Loan Mortgage Corp., also was reduced, again to increase diversification.

The utilities and communications sector, led by telecommunications companies, is currently the Series' largest sector. Holdings included AirTouch Communications, which was acquired by Vodafone early this year. We believe the stock should benefit from planned cost cutting and consolidation in the United States and abroad. Also, AirTouch is successfully penetrating the global wireless market, a strategy that has helped performance. MCI WorldCom also has done well. We believe the company is well run and has a strong position in the expanding telecommunications market.
The Series also owns Mannesmann, a German telecommunications company that not only competes strongly in Germany but also throughout Europe, with an increasing presence in Italy and France.

In technology, the Series' second-largest sector, we have avoided pure Internet stocks when we felt they were speculative and overvalued. Instead, the Series has gained exposure to the sector through companies that provide infrastructure to the Internet. For example, Cisco Systems, which manufactures networking hardware, is an expensive stock, but we believe it is a well-positioned company. Other technology holdings are in the semiconductor area, which finally is seeing a rebound in sales, due in part to the recovery in Asia. LSI Logic, which manufactures integrated circuits and storage systems, is attractive to us because it has consolidated by closing some plants and has increased its sales of computer chips.

This year's increase in oil prices has created potential opportunities in the energy sector, including natural gas companies. Enron Oil & Gas, a major natural gas producer in the United States and Asia, recently was added to the portfolio, as was Burlington Resources, one of the largest U.S. oil and gas companies.

The Series' health care weighting has been reduced. We think drug companies are looking less attractive now, partly due to new government regulations on coverage and the belief that earnings growth is slowing in the industry. In addition, cutbacks in Medicare prescription benefits do not favor pharmaceuticals at this point. In the medical devices area, Becton, Dickinson & Co. has underperformed in 1999. The company missed its earnings projections three quarters in a row and is having trouble executing its business plan. Rite Aid, a drug store holding, declined by 50% due to overexpansion of its retail chain and difficulty financing the acquisition of PCS, a leading mail-order prescription service. However, we are maintaining a small position in Rite Aid because the company has brought in new management that could improve its outlook.

Our philosophy on managing money is to be flexible and open about the companies in which we invest. We will consider any company with more than $1 billion in market capitalization and will look for growth in the mid- and small-cap areas, in which it may be easier to find reasonable stock prices. Also, we continue to be flexible globally.

EQUITY INCOME SERIES
For the six months ended June 30, 1999, the Series provided a total return of 9.62%, which compares to an 8.98% return for the average equity income fund tracked by Lipper Analytical Services, Inc. and 12.23% for the S&P 500.

After more than a year of narrow investor focus on large-cap growth and Internet stocks, the Series has begun to benefit from what appears to be a friendlier environment for value stocks, which are the focus of this portfolio. We believe earnings power for a broader range of companies is increasing because the U.S. economy continues to be robust while overseas economies are gaining strength. Also, we believe we have moved from a flat-to-declining interest-rate environment to a rising interest-rate environment. Large-cap growth stocks have been selling at very high prices relative to their earnings, but a rising interest-rate environment is bad for these stocks. Because interest rates help set the value for future earnings, any increase in interest rates today lowers the value of future earnings. Therefore, the stocks trading at high prices relative to future earnings become less attractive.

Early in the year, we began to increase the Series' exposure to companies in cyclical industries that we believe stand to benefit from a strong economy, such as paper and chemical companies. That move helped the portfolio when these stocks began to rebound in April. In addition, we have increased our exposure to utilities, in particular gas utilities. Although utilities tend to underperform when interest rates rise because higher rates compete with utilities' high yields, a few things happened this year that were different. First, because utility stocks performed poorly during the past few quarters due to the focus on large-cap growth stocks, they became inexpensive and, as their prices rebounded, they made up some lost ground. Second, the defensive nature of utility stocks, which comes from their steady income streams, prevailed over their perceived interest-rate sensitivity. Finally, there was a lot of consolidation activity in the sector. For example, Connecticut Energy, a gas utility, was bought out by Energy East at a premium, and Aquarion, a water utility, was acquired by Yorkshire Water of the United Kingdom at a premium.

Holdings that have performed particularly well for the Series include Rohm & Haas, a chemical company, Dow Chemical, International Paper, and Canadian National Railway. We believe each of these companies benefits from a stronger economy because its customers order more chemicals, buy more boxes, and ship more products. Also, Raytheon was a good performer in the defense sector. Defense companies may benefit from an expected increase in U.S. Department of Defense spending.

We have increased the Series' exposure to globally oriented consumer staples companies such as Nestle in Switzerland and Bestfoods in the United States. We believe that global economies are growing and that some of the most troubled markets, Asia in particular, are coming back. So we think these companies may be able to increase their sales in previously difficult markets.

Looking ahead, with the apparent bottoming out of emerging markets and the ongoing strength of the U.S. economy, we are less worried about a slowdown than we were last year. Therefore, in addition to adding cyclical stocks, we have moved back into regional banks such as Bank America and Wells Fargo that have merged with other banks and have benefited from the resulting cost savings. We also have added banks that receive a larger portion of their income from potentially more stable fee-based services such as money management and securities processing, rather than from lending. These include Bank of New York, Mellon, and PNC.

INTERNATIONAL GROWTH SERIES
For the six months ended June 30, 1999, the Series provided a total return of 3.75%, which compares to a 4.11% return for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, an unmanaged, market-capitalization-weighted total return index of developed-country global stock markets, excluding the United States, Canada, and the South African mining component. The Series' return also compares to a total return of 6.90% for the Lipper International Funds Index. The Lipper mutual fund indices are unmanaged, net-asset-value-weighted indices of the largest qualifying mutual funds within their respective investment objectives adjusted for the reinvestment of capital gains distributions and income dividends.

The first half of 1999 saw a continued recovery of global equity markets from the lows in October. In local currency terms, the MSCI EAFE Index had a total return of 13.60%, with the MSCI Pacific Index (an unmanaged index of stock markets in Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore) up 21.95% and the MSCI Europe Index (an unmanaged index of stock markets in Australia, Belgium, Denmark, Finland, France, Germany, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland, Ireland, Portugal, and the United Kingdom) up 8.20%. Among individual markets, Singapore and Hong Kong led the way. The Japanese market continued its dramatic recovery, gaining 30%. The emerging markets were also strong, as evidenced by the 36% increase (in U.S. dollars) of the International Financial Corporate Emerging Markets Composite Index (an unmanaged index of market-capitalization-weighted stocks from developing countries). The strong equity market returns were somewhat offset by a strong dollar, which gained nearly 7% versus the Japanese yen and more than 13% against the euro.

One reason the Series slightly underperformed the MSCI EAFE Index was the narrowness of the markets. In most markets the largest-capitalization stocks showed the strongest performance. For example, the largest 50 stocks in the MSCI EAFE Index averaged return about 2.5% greater than the remaining 957 stocks. While the Series may invest in these larger-capitalization stocks, in general, it is diversified among a range of capitalizations.

The Series also was negatively affected by limited exposure to cyclical industries, such as paper, chemicals, and metals. These basic materials industries were among the best-performing sectors in the first half as markets reacted to stronger-than-expected growth in the United States and an apparent recovery in Asia. The portfolio remains underweighted in these industries because we believe there are better opportunities for long-term growth at reasonable valuations in other areas.

Contributing positively to first half performance were holdings in the utilities and communications area, representing our second largest sector at 15.90%. This included strong performance in the telecommunications arena from Mannesmann (a 31% price increase in U.S. dollars) and NTT Mobile Communications (64%). In the telecommunications equipment area, Ericsson (36%) was a strong contributor.

The financial services sector, which represents 20.00% of equities, remains the largest, but is underweighted relative to the MSCI EAFE Index weighting of 23.6%. This sector in general lagged the equity markets, and several of the Series' larger holdings were no exception. UBS' stock price was down 2.50%, Anglo Irish Bank's was down 13%, and QBE Insurance's was down 9%. One stock that helped performance was a smaller position in the Development Bank of Singapore, whose price increased 64%.

In general, the Series continues to be overweighted relative to the MSCI EAFE Index in steady, growth-type industries. In addition to telecommunications, this includes consumer staples, which represents 12.20% of equities, and technology at 11.5%. Other holdings in these sectors include Benckiser, the Netherlands-based producer of dish washing detergent and other consumer products, and Hitachi and Fujitsu, Japanese technology companies from which we expect to see higher growth as a result of restructuring.

Our bottom-up approach to stock selection and portfolio construction continues to result in the Series maintaining its largest position in continental Europe, 43.7% of holdings, compared to 47.1% in the MSCI EAFE Index. While our weighting in Japan has increased to 14.00%, this still is less than the 24.10% in the MSCI EAFE Index. The second-largest country is the United Kingdom at 16.50% of the Series, vs. 22.20% in the MSCI EAFE Index.

Our exposure to emerging markets remains low at 4.80% and includes holdings in Greece and Argentina.

While the rally in global equity markets has pushed valuations to higher levels, we continue to see very few signs of inflation, with companies finding it difficult to raise prices. This, combined with an improving corporate earnings outlook in many markets, gives us reason to feel optimistic about the remainder of 1999. Regardless of economic tremors, which may develop in select spots around the world, we believe there will be no lack of opportunistic and established companies in which to invest. Our mission is to use
MFS-Registered Trademark- Original Research-SM- to try to uncover these investment opportunities.

MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
For the six months ended June 30, 1999, the Series provided a total return of 10.96%, which compares to returns of 11.65% for the average growth fund tracked by Lipper Analytical Services, Inc. and 12.23% for the S&P 500.

The Series' technology positions have contributed to performance. Companies such as Cisco Systems and Microsoft have benefited from the global drive to increase productivity and from the expansion of the Internet. This sector also includes semiconductor manufacturing, a cyclical industry that typically performs well when global economies are strong. For the past couple of years, the semiconductor industry had too many manufacturing plants due to the slowdown in Asia and emerging markets, where many products that use semiconductors are manufactured. Now, with those markets showing signs of recovery, demand has increased. Because of their strong product lines, semiconductor companies in the portfolio such as Motorola, Texas Instruments, and Analog Devices appear to be well positioned to benefit.

Meanwhile, some software companies have been impacted by concerns about the Year 2000 (Y2K) computer issue. Earlier this year, it looked like many businesses would reduce their spending on computer software and systems to give themselves time to ensure their existing systems were Y2K ready. Although it now looks like spending won't be cut as much as people feared, the stocks have been hurt. We think the Y2K issue will be behind us by next spring. At that time, holdings that were caught in the general downturn of software stocks, such as BMC Software and Computer Associates, may be among the best positioned in what we expect to be a very rapidly growing industry.

Although technology is the Series' largest sector, our biggest increase has been in telecommunications. We think global telecommunications fundamentals are very powerful. In 1998, for example, over 230 million cellular handsets were manufactured. We estimate that number will increase 60% this year, to around 370 million. Going forward, we think the next revolution will be a wave of new wireless communications devices that will enable more people to use their cellular phones to communicate and even to invest over the Internet. These trends should lead to greater market penetration for cellular phone companies. Among our holdings, we have increased our position in MCI WorldCom, a preeminent supplier to and the backbone of cellular traffic worldwide. We also increased our position in Global TeleSystems, a U.S.-based telecommunications services company that does all its business in Europe, and added telecommunications equipment suppliers, including Lucent Technologies and Nortel. Because of the growth of the Internet and the increase in data transmission, the world's telecommunications capacity is essentially full. These companies are helping to increase capacity for the Internet and for data traffic.

Another important sector is leisure. We have increased the Series' position in Time Warner, a large cable content programmer. We believe the company's management has improved and is using its capital more prudently and cutting costs. We also added Univision, a cable company that has a 90% share of the Hispanic market, which is the fastest-growing segment of the population and has very attractive demographics for advertisers.

In health care, we have reduced the Series' positions in stocks whose prices fully reflect the earnings outlooks we had for them. Instead, we have focused on stocks that appear to offer better values and earnings outlooks, such as American Home Products and Bristol-Myers Squibb. These companies have strong management teams, several new drugs coming to the market in the next few years, and accelerating earnings growth rates. Although we are a little cautious on pharmaceutical companies because of Medicare reimbursement cuts, we think the ones in the portfolio should do well over the long term thanks to their strong product lines. We did increase the portfolio's weighting in health maintenance organizations (HMOs) by adding United HealthCare. We think HMOs are in the midst of a positive pricing cycle. After several years of price constraints, these companies are starting to raise prices, which we believe should make them more profitable.

NEW DISCOVERY SERIES
For the six months ended June 30, 1999, the Series provided a total return of 10.38%, which compares to returns of 8.56% return for the average small-cap fund tracked by Lipper Analytical Services, Inc. and 9.28% for the Russell 2000 Total Return Index (the Russell 2000). The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

The Series has benefited from the strong performance of companies in rapidly growing industries such as technology, health care, and business services. In technology, the Series' software holdings include Security Dynamics Technologies and Gemstar International. Security Dynamics provides software that ensures secure transactions over corporate networks and the Internet. Gemstar provides electronic program guides for television and cable set top boxes. We think it has a dominant, patent-protected market position, and its technology could establish it as an Internet portal as TVs become Internet-access appliances. The Series also has significant holdings among companies that make integrated circuits used in networking and the Internet, such as PMC-Sierra and Applied Micro Circuits.

Other than these companies, the Series has not invested heavily in Internet stocks. Although we believe the Internet is a transforming force for both corporate America and the individual consumer, we don't think the valuations of many Internet stocks reflect their business and investment risks, which include growing competition, low entry barriers, and unstable business models. Therefore, while our underweighting of Internet stocks relative to the Russell 2000 probably has detracted from performance in the short term, we believe this weighting is correct in the long run.

In health care, the Series owns MedPartners, which has exited some businesses that were underperforming to focus on its pharmacy benefit-management business. We feel their new business should grow annual earnings 25% while generating strong cash flow and paying off debt. Finally, our business services holdings, such as BISYS, DST, and NOVA Corp., provide a range of computer-processing services and enjoy growing revenues, improving margins, and strong cash flow.

The Series looks for emerging companies with solid business models we believe can sustain unit, revenue, and growth rates that substantially exceed the growth rates of global economies. We search for companies with large market opportunities, proprietary products or services, visionary managements that can anticipate and adapt to changing business risks, and financial characteristics that are the hallmarks of good businesses, such as high profit margins, the ability to generate strong cash flow, and strong balance sheets. Because the small-capitalization marketplace is volatile and inefficient, this is a very research-intensive process. Ultimately, we are trying to identify companies we believe may post long-term growth rates that are both high and sustainable.

We expect to see a continuation of the recovery in small-company stocks that began this spring. Although large-cap growth stocks have led the way for more than a year, superior earnings growth historically has been rewarded with superior valuations. However, past performance is no guarantee of future results. Currently, many small companies are growing at rates well above that of the average company in the S&P 500. We believe these growth rates may eventually be recognized by the market.

RESEARCH GROWTH AND INCOME SERIES
For the six months ended June 30, 1999, the Series provided a total return of 8.59%, which compares to returns of 10.93% for the average growth and income fund tracked by Lipper Analytical Services, Inc. and 12.23% for the S&P 500.

The Series is managed by a committee of more than 30 equity research analysts who survey a universe of about 1,300 stocks using a bottom-up approach. They look for companies that demonstrate strong predicted earnings growth, good current and potential market position, management strength, and product potential. The portfolio has the ability to diversify across all industry sectors and investment styles.

Stocks that have performed particularly well recently include United Technologies. Last year its price fell due to an unexpected loss of earnings in the second quarter, but we held onto the stock, and its prospects have improved in our view. Tyco International, a diversified manufacturing and service conglomerate, also has done well by internally developing a wide range of products and by acquiring companies with complementary products.

Meanwhile, MCI WorldCom is a recent addition to the Series. The company has experienced strong growth as a result of the increase in global data traffic, and we expect this trend to continue.

Although oil prices have been rising, our research indicates that most oil companies are fairly valued. The Series does hold a select few, including BP Amoco, Exxon, and Mobil, all of which enjoy a powerful presence in the market thanks to strategic mergers and acquisitions.

We recently reduced the Series' health care weighting by selling Pfizer, a premier pharmaceutical company. We sold the stock for two reasons. First, we believe that the company's product cycle is maturing. The pipeline for new products is not as strong as it once was, and some of its existing products, such as Celebrex, are facing increased competition. Second, Pfizer's valuation appeared high relative to its competitors, and we believed we could find better opportunities elsewhere.

We believe the recent broadening of the equity market beyond the largest-company growth stocks may benefit performance. The Series does have select positions in $50 billion-and-larger companies such as Bristol-Myers Squibb, which we think may perform well due to continued drug prescription growth. However, the Series as a whole is underweighted in these mega-cap stocks relative to the S&P 500. As a result, we have benefited as the market has broadened to include companies with market capitalizations below $50 billion.

RESEARCH INTERNATIONAL SERIES
For the six months ended June 30, 1999, the Series provided a total return of 12.14%, which compares to returns of 7.38% for the average international fund tracked by Lipper Analytical Services, Inc. and 4.11% for the MSCI EAFE Index.

Over the period, the global analysts who manage the Series scoured the market seeking undervalued or growth investment opportunities. The goal of our Original Research-SM- process is to find companies with attractive valuations relative to their growth prospects. This portfolio comprises only the "best ideas" of the analysts. What makes a "best idea" can vary; therefore the portfolio is comprised of a mixture of growth and value ideas. These ideas are all derived from an in-depth study of our portfolio companies' products and services, their growth outlook, and the stocks' relative valuations. It is not global economic and political analysis which drives our stock selection, but in-depth company-by-company research. As fundamental information on international companies is less timely and the markets are less efficient, our analysts do their own research rather than relying on sell-side research, which we believe greatly enhances our investment performance.

Although we rely on bottom-up company research, recently we have strongly favored stocks within five sectors: utilities and communications (especially telecommunications), financial services, consumer staples, health care, and industrial goods and services. We believe companies in these sectors look promising in both the established and emerging markets. Some of these companies appeal to us because they are clearly responding to macro-level changes, for example, deregulation in the wake of European monetary union. The telecommunications sector has been deregulated in many countries, creating opportunities for new service providers to challenge the monopoly phone companies.

One telecommunications company we like is Mannesmann in Germany, which has transformed itself from an engineering firm involved with a range of metal-bending businesses to a telecommunications company with a substantial share of the German wireless market.

In financial services, UBS is one of our top holdings. This company merged with Swiss Bank Corp. to create a dominant global bank. Management has refocused the lending business toward more profitable segments of the market and has taken advantage of cost-cutting opportunities created by the merger. Finally, we believe UBS is well positioned in global asset management, and may see significant growth in the next few years.

Retail also is interesting. The French company Castorama-Dubois recently teamed up with the English company Kingfisher, a leading retailer in the do-it-yourself market. These companies resemble Home Depot in the United States. We feel that Castorama may benefit from organic growth in this market and could play a role in consolidating the market across Europe.

Our research analysts have continued to find new ideas in the developed markets of Europe and Asia. In Japan, companies are starting to restructure their businesses to offset a relatively weak market. We believe this may result in better earnings outlooks, especially if the economy improves. With some support from the government, a few Japanese banks are finally dealing with their nonperforming loans. We think there are signs that they can repair their balance sheets and return to a growth trajectory. Emerging market countries, on the other hand, have played a modest role in the portfolio. We have holdings in Argentina, Brazil, South Korea, and the Philippines. All have shown signs of recovery from the difficult economic environment of the past 12 to 18 months.

We will continue to research undervalued stocks, focusing on what we believe are growth sectors. This is an all-capitalization portfolio, and for most of 1998 and early 1999, performance was concentrated in the largest growth stocks in the S&P 500. Recently, stock prices for some small- and mid-cap stocks have gone up more than large-cap stock prices. This may benefit the portfolio, which over time has had more than half of its assets in these markets.

                            ------------------------

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Because MFS-Registered Trademark-/Sun Life Series Trust is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. (See Notes to Performance Summary for more information.)

   AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1999

CAPITAL OPPORTUNITIES SERIES(1)

                                6 Months  1 Year   3 Years    Life*
---------------------------------------------------------------------
Cumulative Total Return         +18.26%   +26.29%  +110.27%  +110.90%
---------------------------------------------------------------------
Average Annual Total Return        --     +26.29%  +28.11%   +27.48%
---------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, June 3, 1996, through June 30, 1999.

EQUITY INCOME SERIES(1)

                                             6
                                          Months    1 Year    Life*
---------------------------------------------------------------------
Cumulative Total Return                   +9.62%   +15.45%   +15.11%
---------------------------------------------------------------------
Average Annual Total Return                 --     +15.45%   +13.00%
---------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, May 6, 1998, through June 30, 1999.

INTERNATIONAL GROWTH SERIES(1)

                                6 Months  1 Year   3 Years    Life*
---------------------------------------------------------------------
Cumulative Total Return          +3.75%   -2.45%    +1.95%    +2.26%
---------------------------------------------------------------------
Average Annual Total Return        --     -2.45%    +0.65%    +0.73%
---------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, June 3, 1996, through June 30, 1999.

MASSACHUSETTS INVESTORS GROWTH STOCK SERIES

                                             6
                                          Months    1 Year    Life*
---------------------------------------------------------------------
Cumulative Total Return                   +10.96%  +26.11%   +33.93%
---------------------------------------------------------------------
Average Annual Total Return                 --     +26.11%   +28.90%
---------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, May 6, 1998, through June 30, 1999.

NEW DISCOVERY SERIES(2)

                                     6 Months  1 Year    Life*
---------------------------------------------------------------
Cumulative Total Return              +10.38%   +11.42%  +17.22%
---------------------------------------------------------------
Average Annual Total Return             --     +11.42%  +14.80%
---------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, May 6, 1998, through June 30, 1999.

RESEARCH GROWTH AND INCOME SERIES

                                     6 Months  1 Year    Life*
---------------------------------------------------------------
Cumulative Total Return               +8.59%   +13.33%  +46.15%
---------------------------------------------------------------
Average Annual Total Return             --     +13.33%  +19.48%
---------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, May 13, 1997, through June 30, 1999.

RESEARCH INTERNATIONAL SERIES(1)

                                     6 Months  1 Year  Life*
-------------------------------------------------------------
Cumulative Total Return              +12.14%   +6.49%  +5.64%
-------------------------------------------------------------
Average Annual Total Return             --     +6.49%  +4.88%
-------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, May 6, 1998, through June 30, 1999.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF THE MORTALITY AND EXPENSE RISK CHARGES AND ADMINISTRATION FEES. PLEASE REFER TO THE ANNUITY PRODUCT'S ANNUAL REPORT FOR PERFORMANCE THAT REFLECTS THE DEDUCTION OF THE FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS.

(1) Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase unit price volatility. See the prospectus for details.

(2) Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase unit price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (UNAUDITED) -- June 30, 1999

CAPITAL OPPORTUNITIES SERIES

STOCKS -- 94.4%

Issuer                                         Shares             Value
U.S. STOCKS -- 81.5%

ADVERTISING -- 0.9%
Outdoor Systems, Inc.* .................         25,100      $       916,150
Young & Rubicam, Inc. ..................         32,500            1,476,719
                                                             ---------------
                                                             $     2,392,869
                                                             ---------------
AEROSPACE -- 0.8%
Allied Signal, Inc. ....................         31,800      $     2,003,400
                                                             ---------------
BANKS AND CREDIT COMPANIES -- 2.2%
Bank of New York Co., Inc. .............         45,700      $     1,676,619
Chase Manhattan Corp. ..................          9,400              814,275
Mellon Bank Corp. ......................         47,800            1,738,725
Wells Fargo Co. ........................         39,820            1,702,305
                                                             ---------------
                                                             $     5,931,924
                                                             ---------------
BROADCASTING -- 0.9%
Infinity Broadcasting Corp.* ...........         84,100      $     2,501,975
                                                             ---------------
BUSINESS MACHINES -- 2.5%
Kulicke & Soffa Industries, Inc.* ......         32,700      $       876,769
Texas Instruments, Inc. ................         12,900            1,870,500
Xerox Corp. ............................         67,700            3,998,531
                                                             ---------------
                                                             $     6,745,800
                                                             ---------------
BUSINESS SERVICES -- 0.2%
Computer Sciences Corp.* ...............          9,400      $       650,362
                                                             ---------------
COMPUTER HARDWARE -- SYSTEMS -- 0.7%
Hewlett-Packard Co. ....................         19,900      $     1,999,950
                                                             ---------------
COMPUTER SOFTWARE -- PERSONAL
  COMPUTERS -- 0.8%
America Online, Inc.* ..................          1,400      $       154,700
Microsoft Corp.* .......................         23,300            2,101,369
                                                             ---------------
                                                             $     2,256,069
                                                             ---------------
COMPUTER SOFTWARE -- SERVICES -- 0.5%
EMC Corp.* .............................         24,900      $     1,369,500
                                                             ---------------
COMPUTER SOFTWARE -- SYSTEMS -- 4.3%
Ariba, Inc.* ...........................            500      $        48,625
BMC Software, Inc.* ....................        103,400            5,583,600
Oracle Corp.* ..........................        105,800            3,927,825
Unisys Corp.* ..........................         49,100            1,911,831
                                                             ---------------
                                                             $    11,471,881
                                                             ---------------
CONSUMER GOODS AND SERVICES -- 6.3%
Galileo International, Inc. ............         21,300      $     1,138,219
Newell Rubbermaid, Inc. ................         34,500            1,604,250
Tyco International Ltd. ................        147,476           13,973,351
                                                             ---------------
                                                             $    16,715,820
                                                             ---------------
CONTAINERS -- 0.2%
Smurfit-Stone Container Corp.* .........         19,600      $       403,025
                                                             ---------------
ELECTRONICS -- 5.2%
Altera Corp.* ..........................         45,900      $     1,689,694
Analog Devices, Inc.* ..................         65,580            3,291,296
Intel Corp. ............................         14,300              850,850
Lattice Semiconductor Corp.* ...........         34,700            2,160,075
LSI Logic Corp.* .......................         88,100            4,063,613
Micron Technology, Inc.* ...............         13,300              536,156
Teradyne, Inc.* ........................         17,600            1,262,800
                                                             ---------------
                                                             $    13,854,484
                                                             ---------------
ENTERTAINMENT -- 9.1%
CBS Corp.* .............................         65,700      $     2,853,844
Clear Channel
  Communications, Inc.* ................         32,867            2,265,769

Issuer                                         Shares             Value
U.S. STOCKS -- continued
ENTERTAINMENT -- continued
Comcast Corp., "A" .....................         97,800      $     3,759,188
Disney (Walt) Co. ......................         84,000            2,588,250
Harrah's Entertainment, Inc.* ..........        140,364            3,088,008
Hearst-Argyle Television, Inc.* ........         79,200            1,900,800
MediaOne Group, Inc.* ..................         54,700            4,068,312
Time Warner, Inc. ......................         53,000            3,895,500
                                                             ---------------
                                                             $    24,419,671
                                                             ---------------
FINANCIAL INSTITUTIONS -- 5.9%
Associates First Capital Corp., "A" ....         49,400      $     2,189,038
Citigroup, Inc. ........................         81,850            3,887,875
Donaldson, Lufkin & Jenrette, Inc. .....          4,800              289,200
Federal Home Loan Mortgage
  Corp. ................................         48,233            2,797,514
Finova Group, Inc. .....................         75,600            3,978,450
Merrill Lynch & Co., Inc. ..............         20,300            1,622,731
Paine Webber Group, Inc. ...............         14,100              659,175
Providian Financial Corp. ..............          3,100              289,850
                                                             ---------------
                                                             $    15,713,833
                                                             ---------------
FOOD AND BEVERAGE PRODUCTS -- 0.8%
Anheuser-Busch Cos., Inc. ..............         16,450      $     1,166,922
Suiza Foods Corp.* .....................         26,000            1,088,750
                                                             ---------------
                                                             $     2,255,672
                                                             ---------------
FOREST AND PAPER PRODUCTS -- 1.2%
Bowater, Inc. ..........................         22,500      $     1,063,125
Champion International Corp. ...........          6,800              325,550
Jefferson Smurfit Corp. ................        570,600            1,348,898
Westvaco Corp. .........................         19,200              556,800
                                                             ---------------
                                                             $     3,294,373
                                                             ---------------
INSURANCE -- 6.4%
American International Group, Inc. .....         13,400      $     1,568,638
Annuity & Life Re Holdings Ltd. ........         28,900              648,444
CIGNA Corp. ............................         37,743            3,359,127
Equitable Cos., Inc. ...................         48,700            3,262,900
Hartford Financial Services Group,
  Inc. .................................         62,830            3,663,774
Nationwide Financial Services, Inc.,
  "A" ..................................         25,700            1,162,925
ReliaStar Financial Corp. ..............         79,599            3,482,456
                                                             ---------------
                                                             $    17,148,264
                                                             ---------------
INTERNET
Ask Jeeves, Inc.* ......................            200      $         2,800
Phone.Com, Inc.* .......................            400               22,400
                                                             ---------------
                                                             $        25,200
                                                             ---------------
MEDICAL AND HEALTH PRODUCTS -- 2.6%
American Home Products Corp. ...........         58,700      $     3,375,250
Becton, Dickinson & Co. ................         56,700            1,701,000
Pfizer, Inc. ...........................          6,500              713,375
Pharmacia & Upjohn, Inc. ...............         22,000            1,249,875
                                                             ---------------
                                                             $     7,039,500
                                                             ---------------
MEDICAL AND HEALTH TECHNOLOGY
  AND SERVICES -- 2.0%
Mid Atlantic Medical Services, Inc.* ...         59,400      $       586,575
United HealthCare Corp. ................         60,123            3,765,203
Wellpoint Health Networks, Inc.* .......         10,900              925,137
                                                             ---------------
                                                             $     5,276,915
                                                             ---------------

8-COS

Issuer                                         Shares             Value
U.S. STOCKS -- continued
OIL SERVICES -- 0.8%
Baker Hughes, Inc. .....................         28,600      $       958,100
Burlington Resources, Inc. .............         26,300            1,137,475
                                                             ---------------
                                                             $     2,095,575
                                                             ---------------
OILS -- 1.2%
Conoco, Inc., "A" ......................         60,100      $     1,675,287
Enron Oil & Gas Co. ....................         75,000            1,518,750
                                                             ---------------
                                                             $     3,194,037
                                                             ---------------
PRINTING AND PUBLISHING -- 1.9%
Gannett Co., Inc. ......................          8,000      $       571,000
Meredith Corp. .........................         33,000            1,142,625
Scripps (E.W.) Howard, Inc., "A" .......         41,300            1,964,331
Tribune Co. ............................         15,300            1,333,013
                                                             ---------------
                                                             $     5,010,969
                                                             ---------------
RESTAURANTS AND LODGING -- 1.2%
Promus Hotel Corp.* ....................         44,800      $     1,388,800
Wendy's International, Inc. ............         64,400            1,823,325
                                                             ---------------
                                                             $     3,212,125
                                                             ---------------
RETAIL -- 0.9%
Tandy Corp. ............................         47,200      $     2,306,900
                                                             ---------------
STORES -- 2.4%
CVS Corp. ..............................         48,100      $     2,441,075
Office Depot, Inc.* ....................         12,100              266,956
Rite Aid Corp. .........................        104,860            2,582,177
TJX Cos., Inc. .........................         32,300            1,075,994
                                                             ---------------
                                                             $     6,366,202
                                                             ---------------
SUPERMARKETS -- 2.3%
Kroger Co.* ............................        223,300      $     6,238,444
                                                             ---------------
TELECOMMUNICATIONS -- 12.4%
CenturyTel, Inc. .......................         37,025      $     1,471,744
Cisco Systems, Inc.* ...................         55,600            3,582,725
General Instrument Corp.* ..............         49,900            2,120,750
GTE Corp. ..............................         29,800            2,257,350
MCI WorldCom, Inc.* ....................         67,900            5,843,643
Motorola, Inc. .........................         32,900            3,117,275
NEXTEL Communications, Inc.* ...........         61,100            3,066,456
Nortel Networks Corp. ..................          8,800              763,950
NTL, Inc.* .............................         41,600            3,585,400
PSINet, Inc.* ..........................         23,100            1,010,625
Qwest Communications International,
  Inc.* ................................         22,700              750,519
SBC Communications, Inc. ...............         24,700            1,432,600
Scientific-Atlanta, Inc. ...............         28,600            1,029,600
Sprint Corp. (PCS Group) ...............         39,400            2,250,725
Winstar Communications, Inc.* ..........         18,800              916,500
                                                             ---------------
                                                             $    33,199,862
                                                             ---------------
UTILITIES -- ELECTRIC -- 0.9%
AES Corp.* .............................         11,300      $       656,813
Duke Energy Corp. ......................         30,100            1,636,687
                                                             ---------------
                                                             $     2,293,500
                                                             ---------------
UTILITIES -- GAS -- 2.4%
Coastal Corp. ..........................         59,400      $     2,376,000
Sonat, Inc. ............................         35,900            1,189,188
Williams Cos., Inc. ....................         68,200            2,902,762
                                                             ---------------
                                                             $     6,467,950
                                                             ---------------
Issuer                                         Shares             Value
U.S. STOCKS -- continued

UTILITIES -- TELEPHONE -- 1.6%
Frontier Corp. .........................         71,500      $     4,218,500
                                                             ---------------
    Total U.S. Stocks ....................................   $   218,074,551
                                                             ---------------
FOREIGN STOCKS -- 12.9%

BERMUDA -- 0.5%
Ace Ltd. (Insurance) ...................         48,400      $     1,367,300
                                                             ---------------
CANADA -- 1.1%
Abitibi-Consolidated, Inc. (Forest and
  Paper Products) ......................        104,900      $     1,193,237
AT & T* Canada, Inc.
  (Telecommunications) .................          7,600              486,875
Canadian National Railway Co.
  (Railroads) ..........................         18,300            1,226,100
                                                             ---------------
                                                             $     2,906,212
                                                             ---------------
FINLAND -- 1.1%
Nokia Corp., ADR
  (Telecommunications) .................         24,600      $     2,252,438
Telephone Cooperative HPY
  (Telecommunications) .................            250              645,608
                                                             ---------------
                                                             $     2,898,046
                                                             ---------------
FRANCE -- 0.8%
Axa (Insurance) ........................          3,200      $       390,106
Bouygues S.A. (Construction)* ..........          6,910            1,825,049
                                                             ---------------
                                                             $     2,215,155
                                                             ---------------
GERMANY -- 2.6%
Mannesmann AG (Conglomerate) ...........         47,000      $     7,022,855
                                                             ---------------
GREECE -- 0.3%
Hellenic Telecommunication Organization
  S.A., GDR (Telecommunications) .......         40,200      $       860,800
                                                             ---------------
IRELAND -- 0.1%
Jefferson Smurfit Group PLC, ADR
  (Containers) .........................         10,100      $       237,981
                                                             ---------------
JAPAN -- 1.1%
Nippon Telephone & Telegraph Co.
  (Utilities -- Telephone) .............            120      $     1,399,272
NTT Mobile Communications Network, Inc.
  (Telecommunications) .................             24              325,504
NTT Mobile Communications Network, Inc.
  (Telecommunications)* ................             96            1,286,140
                                                             ---------------
                                                             $     3,010,916
                                                             ---------------
NETHERLANDS -- 0.2%
Benckiser N.V., "B" (Consumer Goods and
  Services) ............................          8,273      $       441,186
                                                             ---------------
PORTUGAL -- 0.2%
Telecel -- Comunicacoes Pessoais S.A.
  (Telecommunications) .................          4,700      $       605,419
                                                             ---------------
SINGAPORE -- 0.9%
Asia Pulp & Paper Co. Ltd., ADR
  (Consumer Goods and Services) ........        220,300      $     2,120,388
Development Bank of Singapore Ltd.
  (Banks and Credit Cos.) ..............         12,000              146,694
                                                             ---------------
                                                             $     2,267,082
                                                             ---------------

                                                                           9-COS

Issuer                                         Shares
FOREIGN STOCKS -- continued

SPAIN -- 0.4%
Acciona S. A. (Construction) ...........          21,100      $     1,005,204
Telefonica Publicidad e Informacion S.A.
  (Telephone) ..........................           2,600               51,844
                                                              ---------------
                                                              $     1,057,048
                                                              ---------------
SWEDEN -- 0.2%
Ericsson LM, ADR
  (Telecommunications) .................          18,200      $       599,463
                                                              ---------------
UNITED KINGDOM -- 3.4%
Cable & Wireless Communications PLC
  (Telecommunications) .................          23,000      $       221,113
Capital Radio PLC (Broadcasting) .......          27,900              369,131
Colt Telecom Group PLC
  (Telecommunications)* ................          15,600            1,347,450
Orange PLC (Telecommunications) ........         182,400            2,676,274
Vodafone Group PLC
  (Telecommunications) .................          22,100            4,353,700
                                                              ---------------
                                                              $     8,967,668
                                                              ---------------
    Total Foreign Stocks ..................................   $    34,457,131
                                                              ---------------
    Total Stocks
      (Identified Cost, $215,109,259) .....................   $   252,531,682
                                                              ---------------
CONVERTIBLE PREFERRED STOCKS -- 0.6%
TELECOMMUNICATIONS -- 0.6%
UnitedGlobalCom, 7.00%## (Identified
  Cost, $1,495,000) ....................          29,900      $     1,506,212
                                                              ---------------
CONVERTIBLE BOND -- 0.7%
FINANCIAL SERVICES -- 0.7%

                                          Principal Amount
                                            (000 Omitted)
Bell Atlantic Financial Services, Inc.,
  4.25s, 2005## (Identified Cost,
  $2,098,096) ..........................     $     1,850      $     1,891,625
                                                              ---------------
                                               Shares
RIGHTS
FRANCE
Bouygues S.A. (Construction) (Identified
  Cost, $18,731) .......................           6,910      $        18,372
                                                              ---------------
SHORT-TERM OBLIGATIONS -- 5.5%
                                          Principal Amount
                                            (000 Omitted)
Federal Home Loan Bank, due 7/01/99 ....     $     6,700      $     6,700,000
Federal National Mortgage Corp., due
  7/22/99 ..............................           8,000            7,977,273
                                                              ---------------
    Total Short-Term Obligations, at Amortized Cost .......   $    14,677,273
                                                              ---------------
OTHER SHORT-TERM
 OBLIGATIONS -- 6.6%
                                               Shares
Navigator Securities Lending Prime
  Portfolio (Identified Cost,
  $17,613,883) .........................      17,613,883      $    17,613,883
                                                              ---------------
    Total Investments
      (Identified Cost, $251,012,242) .....................   $   288,239,047
                                                              ---------------
OTHER ASSETS,
 LESS LIABILITIES -- (7.8)%                                       (20,832,572)
                                                              ---------------
    Net Assets -- 100.0% ..................................   $   267,406,475
                                                              ---------------
                                                              ---------------
          See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 1999

EQUITY INCOME SERIES

STOCKS -- 92.2%

Issuer                                         Shares              Value
U.S. STOCKS -- 83.7%

AEROSPACE -- 2.9%
Allied Signal, Inc. ....................           3,962      $       249,606
Lockheed-Martin Corp. ..................           2,904              108,174
Raytheon Co., "A" ......................           4,262              293,545
                                                              ---------------
                                                              $       651,325
                                                              ---------------
AUTOMOTIVE -- 1.5%
TRW, Inc. ..............................           6,166      $       338,359
                                                              ---------------
BANKS AND CREDIT COMPANIES -- 5.7%
Bank America Corp. .....................           5,394      $       395,448
Bank of New York Co., Inc. .............           5,778              211,980
Mellon Bank Corp. ......................           6,340              230,617
PNC Bank Corp. .........................           3,990              229,924
Wells Fargo Co. ........................           5,348              228,627
                                                              ---------------
                                                              $     1,296,596
                                                              ---------------
BEVERAGES -- 0.8%
Coca Cola Bottling Co. .................           3,050      $       170,800
                                                              ---------------
BUILDING -- 0.8%
Sherwin Williams Co. ...................           6,528      $       181,152
                                                              ---------------
BUSINESS MACHINES -- 1.5%
Xerox Corp. ............................           5,701      $       336,715
                                                              ---------------
CHEMICALS -- 4.8%
Dow Chemical Co. .......................           1,773      $       224,949
Engelhard Corp. ........................          10,345              234,056
Ferro Corp. ............................           7,861              216,178
PPG Industries, Inc. ...................           3,606              212,979
Rohm & Haas Co. ........................           4,937              211,674
                                                              ---------------
                                                              $     1,099,836
                                                              ---------------
CONGLOMERATES -- 0.7%
Eastern Enterprises ....................           4,136      $       164,406
                                                              ---------------
CONSUMER GOODS AND SERVICES -- 2.1%
Fortune Brands, Inc. ...................           5,477      $       226,611
International Flavours .................           5,637              250,142
                                                              ---------------
                                                              $       476,753
                                                              ---------------
CONTAINERS -- 0.6%
Owens Illinois, Inc.* ..................           4,367      $       142,746
                                                              ---------------
ELECTRICAL EQUIPMENT -- 2.4%
Cooper Industries, Inc. ................           1,998      $       103,896
Emerson Electric Co. ...................           3,482              218,931
Honeywell, Inc. ........................             834               96,640
Thomas & Betts Corp. ...................           2,508              118,503
                                                              ---------------
                                                              $       537,970
                                                              ---------------
ENTERTAINMENT -- 0.2%
MediaOne Group, Inc.* ..................             433      $        32,204
                                                              ---------------
FINANCIAL INSTITUTIONS -- 0.6%
Edwards (A.G.), Inc. ...................           4,028      $       129,903
Goldman Sachs Group, Inc. ..............             200               14,450
                                                              ---------------
                                                              $       144,353
                                                              ---------------
FOOD AND BEVERAGE PRODUCTS -- 3.4%
Archer-Daniels-Midland Co. .............          14,940      $       230,636
Bestfoods Co. ..........................           3,622              179,289
Quaker Oats Co. ........................           1,012               67,172
Seagram Limited* .......................           2,200              109,862
Smucker (J. M.) Co. ....................           9,460              179,740
                                                              ---------------
                                                              $       766,699
                                                              ---------------
FOREST AND PAPER PRODUCTS -- 1.9%
Bowater, Inc. ..........................           2,350      $       111,038
International Paper Co. ................           2,848              143,824

10-EIS

Issuer                                         Shares              Value
U.S. STOCKS -- continued
FOREST AND PAPER PRODUCTS -- continued
Westvaco Corp. .........................           3,138      $        91,002
Weyerhaeuser Co. .......................           1,327               91,231
                                                              ---------------
                                                              $       437,095
                                                              ---------------
INSURANCE -- 9.0%
American International Group, Inc. .....           1,788      $       209,308
Chubb Corp. ............................           1,537              106,821
CIGNA Corp. ............................           2,210              196,690
Equitable Cos., Inc. ...................             121                8,107
Hartford Financial Services Group,
  Inc. .................................           6,091              355,181
Jefferson Pilot Corp. ..................           3,375              223,383
Lincoln National Corp. .................           8,142              425,928
ReliaStar Financial Corp. ..............           8,557              374,369
St. Paul Cos., Inc. ....................           4,754              151,237
                                                              ---------------
                                                              $     2,051,024
                                                              ---------------
MEDICAL AND HEALTH PRODUCTS -- 2.7%
American Home Products Corp. ...........           3,141      $       180,607
Becton, Dickinson & Co. ................           4,438              133,140
Merck & Co., Inc. ......................           1,570              116,180
Pharmacia & Upjohn, Inc. ...............           3,361              190,947
                                                              ---------------
                                                              $       620,874
                                                              ---------------
OILS -- 4.5%
Atlantic Richfield Co. .................             662      $        55,318
Chevron Corp. ..........................           1,300              123,744
Conoco, Inc., "A" ......................           6,679              186,177
Exxon Corp. ............................           2,313              178,390
Mobil Corp. ............................           2,241              221,859
Phillips Petroleum Co. .................           2,200              110,688
Unocal Corp. ...........................           3,881              153,785
                                                              ---------------
                                                              $     1,029,961
                                                              ---------------
PRINTING AND PUBLISHING -- 1.3%
Gannett Co., Inc. ......................           1,616      $       115,342
Meredith Corp. .........................           5,477              189,641
                                                              ---------------
                                                              $       304,983
                                                              ---------------
RAILROADS -- 0.4%
Burlington Northern Santa Fe Railway
  Co. ..................................           2,632      $        81,592
                                                              ---------------
REAL ESTATE INVESTMENT TRUSTS -- 2.1%
CarrAmerica Realty Corp. ...............           3,347      $        83,675
Equity Residential Properties Trust ....           3,289              148,211
First Industrial Realty Trust, Inc. ....           3,080               84,507
Kilroy Realty Corp. ....................           2,669               65,057
TriNet Corporate Realty Trust, Inc. ....           3,191               88,351
                                                              ---------------
                                                              $       469,801
                                                              ---------------
RESTAURANTS AND LODGING -- 2.2%
McDonald's Corp. .......................           6,145      $       253,865
Wendy's International, Inc. ............           8,824              249,830
                                                              ---------------
                                                              $       503,695
                                                              ---------------
SPECIAL PRODUCTS AND SERVICES -- 1.3%
Aquarion Co. ...........................           3,141      $       109,150
USEC, Inc. .............................          12,798              190,370
                                                              ---------------
                                                              $       299,520
                                                              ---------------
STORES -- 0.7%
Dayton Hudson Corp. ....................           2,490      $       161,850
                                                              ---------------
SUPERMARKETS -- 0.7%
Albertsons, Inc. .......................           1,319      $        68,011
Kroger Co.* ............................           3,596              100,463
                                                              ---------------
                                                              $       168,474
                                                              ---------------
Issuer                                         Shares              Value
U.S. STOCKS -- continued
TELECOMMUNICATIONS -- 6.4%
Bell Atlantic Corp. ....................           4,835      $       316,088
GTE Corp. ..............................           5,573              422,155
Motorola, Inc. .........................           2,737              259,331
SBC Communications, Inc. ...............           4,072              236,176
Sprint Corp. ...........................           4,385              231,583
                                                              ---------------
                                                              $     1,465,333
                                                              ---------------
UTILITIES -- ELECTRIC -- 10.1%
BEC Energy .............................           4,730      $       195,112
Carolina Power & Light Co. .............           3,270              139,997
Ctg Resources, Inc. ....................           4,854              176,564
DQE, Inc. ..............................           3,496              140,277
Duke Energy Corp. ......................           3,789              206,027
FirstEnergy Corp. ......................           7,160              221,960
Florida Progress Corp. .................           5,666              234,077
GPU, Inc. ..............................           5,131              216,464
Keyspan Corp. ..........................           6,066              159,991
Niagara Mohawk Holdings, Inc. ..........           8,500              136,531
NiSource, Inc. .........................           2,076               53,587
Pinnacle West Capital Corp. ............           5,193              209,018
Public Service Enterprise Group ........           5,313              217,169
                                                              ---------------
                                                              $     2,306,774
                                                              ---------------
UTILITIES -- GAS -- 12.4%
AGL Resources, Inc. ....................           7,604      $       140,199
Berkshire Energy Resources .............           5,406              121,635
Coastal Corp. ..........................          10,252              410,080
Colonial Gas Co. .......................           4,676              173,012
Columbia Energy Group ..................           4,807              301,339
Connecticut Energy Group ...............           2,892              111,523
Consolidated Natural Gas Co. ...........           3,189              193,732
El Paso Energy Corp. ...................           4,509              158,660
Fall River Gas Co. .....................           4,968               94,392
National Fuel Gas Co. ..................           5,150              249,775
NICOR, Inc. ............................           6,037              229,783
Providence Energy Corp. ................           5,479              146,221
Sonat, Inc. ............................           3,407              112,857
Washington Gas Light Co. ...............           5,239              136,214
Wicor, Inc. ............................           9,130              255,069
                                                              ---------------
                                                              $     2,834,491
                                                              ---------------
    Total U.S. Stocks .....................................   $    19,075,381
                                                              ---------------
FOREIGN STOCKS -- 8.5%

CANADA -- 1.1%
Canadian National Railway Co.
  (Railroads) ..........................           3,587      $       240,329
                                                              ---------------
FRANCE -- 1.7%
Axa (Insurance) ........................           2,006      $       244,548
Pernod Ricard Co. (Beverages) ..........           2,086              139,725
                                                              ---------------
                                                              $       384,273
                                                              ---------------
JAPAN -- 1.0%
Nippon Telephone & Telegraph Co.
  (Utilities -- Telephone) .............              20      $       233,212
                                                              ---------------
NETHERLANDS -- 1.8%
Akzo Nobel N.V. (Chemicals) ............           3,679      $       154,681
Royal Dutch Petroleum Co., ADR
  (Oils) ...............................           4,259              256,605
                                                              ---------------
                                                              $       411,286
                                                              ---------------
SWITZERLAND -- 1.0%
Nestle S.A. (Food and Beverage
  Products) ............................             130      $       234,227
                                                              ---------------

                                                                          11-EIS

Issuer                                         Shares            Value
FOREIGN STOCKS -- continued
UNITED KINGDOM -- 1.9%
BP Amoco PLC, ADR (Oils) ...............          4,004      $      434,434
                                                             --------------
    Total Foreign Stocks .................................   $    1,937,761
                                                             --------------
    Total Stocks
      (Identified Cost, $19,694,488) .....................   $   21,013,142
                                                             --------------
CONVERTIBLE PREFERRED STOCKS -- 3.1%
CONSUMER GOODS AND SERVICES -- 0.5%
Newell Financial Trust I, 5.25% ........          1,928      $      108,088
Newell Financial Trust I, 5.25%## ......             10                 561
                                                             --------------
                                                             $      108,649
                                                             --------------
CONTAINERS -- 0.2%
Owens Illinois, Inc., 4.75% ............            980      $       42,875
                                                             --------------
INSURANCE -- 0.4%
Lincoln National Corp., 7.75% ..........          3,606      $       98,038
                                                             --------------
OILS -- 0.1%
Apache Corp., 6.5% .....................            400      $       14,616
                                                             --------------
TELECOMMUNICATIONS -- 0.6%
Qwest Trends Trust, 5.75%## ............            716      $       40,454
Winstar Communications, Inc. 7.25%## ...            100              98,125
                                                             --------------
                                                             $      138,579
                                                             --------------
UTILITIES -- ELECTRIC -- 1.0%
Houston Industries, Inc., 7.00% ........            854      $      101,840
Texas Utilities Co., 9.25% .............          2,418             132,990
                                                             --------------
                                                             $      234,830
                                                             --------------
UTILITIES -- GAS -- 0.3%
El Paso Energy Capital Trust I,
  4.75% ................................          1,300      $       64,350
                                                             --------------
    Total Convertible Preferred Stocks
      (Identified Cost, $688,634) ........................   $      701,937
                                                             --------------
PREFERRED STOCKS -- 1.2%
U.S. STOCKS -- 0.7%

UTILITIES -- ELECTRIC -- 0.7%
Nisource, Inc., 7.75% ..................          3,159      $      155,976
                                                             --------------
FOREIGN STOCKS -- 0.5%
CANADA -- 0.5%
Canadian National Railway Co.
  (Railroads), 5.25% ...................          2,200      $      117,700
                                                             --------------
    Total Preferred Stocks
      (Identified Cost, $269,161) ........................   $      273,676
                                                             --------------
CONVERTIBLE BONDS -- 1.9%

                                          Principal Amount
Issuer                                     (000 Omitted)         Value
U.S. BONDS -- 1.2%

BUSINESS MACHINES -- 0.5%
Xerox Corp., 0s, 2018 ..................  $         128      $       80,960
Xerox Corp., 0s, 2018## ................             42              26,040
                                                             --------------
                                                             $      107,000
                                                             --------------
FINANCIAL SERVICES -- 0.7%
Bell Atlantic Financial Services,
  Inc., 4.25s, 2005## ..................  $         162      $      165,645
                                                             --------------
    Total U.S. Bonds .....................................   $      272,645
                                                             --------------
FOREIGN BONDS -- 0.7%

SWITZERLAND -- 0.7%
Swiss Life Finance Ltd., 1.5s, 2003
  (Finance) ............................  $         119      $      173,740
                                                             --------------
    Total Convertible Bonds
      (Identified Cost, $431,239) ........................   $      446,385
                                                             --------------
SHORT-TERM OBLIGATIONS -- 2.2%
Federal Home Loan Bank, due 7/01/99, at
  Amortized Cost .......................  $         510      $      510,000
                                                             --------------
OTHER SHORT-TERM
 OBLIGATIONS -- 1.3%

                                               Shares
Navigator Securities Lending Prime
  Portfolio (Identified Cost,
  $300,148) ............................        300,148      $      300,148
                                                             --------------
    Total Investments
      (Identified Cost, $21,893,670) .....................   $   23,245,288
                                                             --------------
OTHER ASSETS,
 LESS LIABILITIES -- (1.9)%                                        (444,068)
                                                             --------------
    Net Assets -- 100.0% .................................   $   22,801,220
                                                             --------------
                                                             --------------

         See portfolio footnotes and notes to financial statements

12-EIS

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 1999

INTERNATIONAL GROWTH SERIES

STOCKS -- 96.6%

Issuer                                         Shares            Value
FOREIGN STOCKS -- 90.8%

ARGENTINA -- 0.4%
Quilmes Industrial S.A., ADR
  (Beverages) ..........................         15,200      $      188,100
                                                             --------------
AUSTRALIA -- 2.1%
QBE Insurance Group Ltd.
  (Insurance)* .........................        233,602      $      887,594
Seven Network Ltd. (Entertainment) .....          1,224               3,583
                                                             --------------
                                                             $      891,177
                                                             --------------
CANADA -- 2.1%
Canadian National Railway Co.
  (Railroads) ..........................         13,400      $      897,800
                                                             --------------
FINLAND -- 4.1%
Helsingin Puhelin Oyj
  (Telecommunications) .................         16,300      $      772,669
Perlos Corp. (Electronics)* ............          4,000              58,532
Pohjola Group Insurance Corp.
  (Insurance) ..........................          8,060             413,215
Telephone Cooperative HPY
  (Telecommunications) .................             72             185,935
Tieto Corp. (Computer
  Software -- Systems) .................          7,600             316,405
                                                             --------------
                                                             $    1,746,756
                                                             --------------
FRANCE -- 10.0%
Bouygues S.A. (Construction) ...........            800      $      211,294
Castorama Dubois Investisse (Stores) ...          2,600             616,239
Pernod Ricard Co. (Beverages) ..........          9,300             622,937
Renault Regie Nationale
  (Automobiles) ........................          4,100             178,297
Television Francaise (Entertainment) ...          2,700             628,811
Total S.A., "B" (Oils)* ................          8,900           1,147,348
Union des Assurances Federales S.A.
  (Insurance) ..........................          5,900             699,194
Wavecom S.A. ADR (Electronics) .........         14,500             190,313
                                                             --------------
                                                             $    4,294,433
                                                             --------------
GERMANY -- 7.6%
Henkel KGaA, Preferred (Chemicals) .....          9,700      $      661,725
HypoVereinsbank (Banks and Credit
  Cos.) ................................          7,200             467,435
Mannesmann AG (Conglomerate) ...........          9,200           1,374,687
VEBA AG (Oil and Gas) ..................          5,900             346,557
Wella AG (Consumer Goods and
  Services) ............................            560             406,841
                                                             --------------
                                                             $    3,257,245
                                                             --------------
GREECE -- 2.1%
Antenna TV S.A., ADR (Broadcasting)* ...         22,900      $      314,875
Hellenic Telecommunication Organization
  S.A., GDR (Telecommunications) .......         24,944             534,124
STET Hellas Telecommunications S.A., ADR
  (Telecommunications)* ................          1,700              38,038
                                                             --------------
                                                             $      887,037
                                                             --------------
IRELAND -- 3.2%
Allied Irish Bank PLC (Banks and Credit
  Cos.) ................................         36,300      $      480,554
Anglo Irish Bank PLC (Banks and Credit
  Cos.)* ...............................        355,262             884,630
                                                             --------------
                                                             $    1,365,184
                                                             --------------

Issuer                                         Shares            Value
FOREIGN STOCKS -- continued
ITALY -- 5.0%
Banca Carige S.p.A. (Banks and Credit
  Cos.) ................................         49,000      $      429,203
ERG S.p.A. (Oils) ......................         97,000             289,878
Mediaset S.p.A. (Entertainment) ........         60,000             532,975
Telecom Italia Mobile S.p.A.
  (Telecommunications) .................         88,000             525,060
Telecom Italia Mobile S.p.A., Saving
  Shares (Telecommunications)* .........        106,300             391,065
                                                             --------------
                                                             $    2,168,181
                                                             --------------
JAPAN -- 16.2%
Canon, Inc. (Special Products and
  Services) ............................         27,000      $      777,043
Chugai Pharmaceutical Co., Ltd.
  (Pharmaceuticals) ....................         86,000             927,423
Chukyo Coca-Cola Bottling Co., Ltd.
  (Food and Beverage Products) .........         17,000             238,720
Fuji Heavy Industries, Ltd.
  (Automotive) .........................         18,000             139,034
Fujitsu Ltd. (Computer
  Hardware -- Systems) .................         24,000             483,295
Hitachi Ltd. (Electronics) .............         70,000             657,046
Kita Kyushu Coca-Cola Bottling Co., Ltd.
  (Food and Beverage Products) .........          4,000             227,588
Mikuni Coca-Cola Bottling Co., Ltd.
  (Food and Beverage Products) .........         28,000             569,633
Mitsubishi Motor (Automotive) ..........         21,000             108,890
NTT Mobile Communications Network, Inc.
  (Telecommunications) .................             21             284,816
NTT Mobile Communications Network, Inc.
  (Telecommunications)* ................             84           1,125,372
Olympus Optical Co. (Conglomerate) .....         37,900             560,727
Sanyo Coca-Cola Bottling Co., Ltd. (Food
  and Beverage Products) ...............          9,000             278,568
Takeda Chemical Industries Co.
  (Pharmaceuticals) ....................         12,000             556,732
                                                             --------------
                                                             $    6,934,887
                                                             --------------
NETHERLANDS -- 7.8%
Akzo Nobel N.V. (Chemicals) ............         12,800      $      538,168
Benckiser N.V., "B" (Consumer Goods and
  Services) ............................         28,369           1,512,872
Equant N.V. (Computer
  Software -- Services)* ...............          2,600             244,725
IHC Caland N.V. (Marine Equipment)* ....          4,059             158,947
ING Groep N.V. (Financial Services)* ...         16,786             908,143
                                                             --------------
                                                             $    3,362,855
                                                             --------------
NORWAY -- 2.3%
Sparebanken NOR (Banks and Credit
  Cos.) ................................         28,300      $      528,066
Storebrand ASA (Insurance) .............         66,500             447,385
                                                             --------------
                                                             $      975,451
                                                             --------------
PORTUGAL -- 2.3%
Banco Pinto & Sotto Mayor S.A. (Banks
  and Credit Cos.) .....................         39,524      $      701,362

                                                                          13-IGS

Issuer                                         Shares            Value
FOREIGN STOCKS -- continued
PORTUGAL -- continued
Telecel -- Comunicacoes Pessoais S.A.
  (Telecommunications) .................          2,100      $      270,506
                                                             --------------
                                                             $      971,868
                                                             --------------
SINGAPORE -- 0.5%
Development Bank of Singapore Ltd.
  (Banks and Credit Cos.) ..............         18,000      $      220,041
                                                             --------------
SWEDEN -- 5.2%
Ericsson LM, "B"
  (Telecommunications) .................         34,500      $    1,108,115
Saab AB, "B" (Aerospace) ...............        144,700           1,125,672
                                                             --------------
                                                             $    2,233,787
                                                             --------------
SWITZERLAND -- 4.4%
Barry Callebaut AG (Food and Beverage
  Products) ............................          2,325      $      355,944
Novartis AG (Medical and Health
  Products) ............................            200             292,036
UBS AG (Banks and Credit Cos.)* ........          4,150           1,238,647
                                                             --------------
                                                             $    1,886,627
                                                             --------------
UNITED KINGDOM -- 15.5%
AstraZeneca Group PLC (Medical and
  Health Products) .....................         22,897      $      893,318
BP Amoco PLC (Oils)* ...................         46,740             836,803
British Aerospace PLC (Aerospace and
  Defense)* ............................        164,284           1,069,304
Cable & Wireless Communications PLC
  (Telecommunications) .................        159,500           1,533,368
Capital Radio PLC (Broadcasting) .......         11,200             148,182
Next PLC (Stores) ......................         76,000             922,275
Orange PLC (Telecommunications) ........         20,200             296,385
TeleWest Communications PLC
  (Entertainment)* .....................        114,000             510,695
Tomkins PLC (Conglomerate) .............         97,000             420,398
                                                             --------------
                                                             $    6,630,728
                                                             --------------
    Total Foreign Stocks .................................   $   38,912,157
                                                             --------------
Issuer                                         Shares            Value
U.S. STOCKS -- 5.8%

CONSUMER GOODS AND SERVICES -- 4.4%
Galileo International, Inc. ............         35,400      $    1,891,687
                                                             --------------
INTERNET
Ask Jeeves, Inc.* ......................             50      $          700
                                                             --------------
TELECOMMUNICATIONS -- 0.1%
Global TeleSystems Group, Inc.* ........            600      $       48,600
                                                             --------------
UTILITIES -- TELEPHONE -- 1.3%
Frontier Corp. .........................          9,200      $      542,800
                                                             --------------
    Total U.S. Stocks ....................................   $    2,483,787
                                                             --------------
    Total Stocks
      (Identified Cost, $38,283,022) .....................   $   41,395,944
                                                             --------------
RIGHTS
FRANCE
Bouygues S.A. (Construction) (Identified
  Cost, $2,573) ........................            800      $        2,127
                                                             --------------
                                          Principal Amount
                                           (000 Omitted)
SHORT-TERM OBLIGATIONS -- 4.7%
Federal Home Loan Bank, due 7/01/99, at
  Amortized Cost .......................  $       2,000      $    2,000,000
                                                             --------------
    Total Investments
      (Identified Cost, $40,285,595 ) ....................   $   43,398,071
                                                             --------------
OTHER ASSETS,
 LESS LIABILITIES -- (1.3)%                                        (541,222)
                                                             --------------
    Net Assets -- 100.0% .................................   $   42,856,849
                                                             --------------
                                                             --------------

         See portfolio footnotes and notes to financial statements

14-IGS

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 1999

MASSACHUSETTS INVESTORS GROWTH STOCK SERIES

STOCKS -- 89.5%

Issuer                                         Shares             Value
U.S. STOCKS -- 84.7%

ADVERTISING -- 1.4%
Interpublic Group of Cos, Inc. .........         18,900      $     1,637,213
Young & Rubicam, Inc. ..................         44,122            2,004,793
                                                             ---------------
                                                             $     3,642,006
                                                             ---------------
AEROSPACE -- 1.9%
Allied Signal, Inc. ....................         34,000      $     2,142,000
Gulfstream Aerospace Corp.* ............         18,070            1,220,854
Raytheon Co., "A" ......................         19,900            1,370,613
                                                             ---------------
                                                             $     4,733,467
                                                             ---------------
BANKS AND CREDIT COMPANIES -- 1.0%
Bank of New York Co., Inc. .............         23,500      $       862,156
US Bancorp .............................             27                  918
Wells Fargo Co. ........................         41,871            1,789,985
                                                             ---------------
                                                             $     2,653,059
                                                             ---------------
BROADCASTING -- 1.2%
Infinity Broadcasting Corp.* ...........        103,900      $     3,091,025
                                                             ---------------
BUSINESS MACHINES -- 3.5%
Affiliated Computer Services, Inc.,
  "A"* .................................         36,835      $     1,864,772
Texas Instruments, Inc. ................         28,601            4,147,145
Xerox Corp. ............................         49,100            2,899,969
                                                             ---------------
                                                             $     8,911,886
                                                             ---------------
BUSINESS SERVICES -- 3.1%
Computer Sciences Corp.* ...............         27,538      $     1,905,285
Concord EFS, Inc.* .....................         18,000              761,625
DST Systems, Inc.* .....................         23,612            1,484,605
First Data Corp. .......................         74,900            3,665,419
                                                             ---------------
                                                             $     7,816,934
                                                             ---------------
COMPUTER SOFTWARE -- PERSONAL
  COMPUTERS -- 4.3%
Microsoft Corp.* .......................        121,792      $    10,984,116
                                                             ---------------
COMPUTER SOFTWARE -- SERVICES -- 1.6%
EMC Corp.* .............................         28,278      $     1,555,290
Sun Microsystems, Inc.* ................         36,338            2,502,780
                                                             ---------------
                                                             $     4,058,070
                                                             ---------------
COMPUTER SOFTWARE -- SYSTEMS -- 4.9%
Ariba, Inc.* ...........................            500      $        48,625
BMC Software, Inc.* ....................         71,588            3,865,752
Cadence Design Systems, Inc.* ..........         60,434              770,534
Computer Associates
  International, Inc. ..................         26,700            1,468,500
Compuware Corp.* .......................         97,640            3,106,172
Oracle Corp.* ..........................         60,200            2,234,925
SunGard Data Systems, Inc.* ............         25,567              882,061
                                                             ---------------
                                                             $    12,376,569
                                                             ---------------
CONGLOMERATES -- 0.4%
Kansas City Southern Industries,
  Inc. .................................         17,700      $     1,129,481
                                                             ---------------
CONSUMER GOODS AND SERVICES -- 6.2%
Clorox Co. .............................          2,500      $       267,031
Colgate-Palmolive Co. ..................          5,100              503,625
Dial Corp. .............................          6,497              241,607
Galileo International, Inc. ............         43,003            2,297,973
Gillette Co. ...........................         10,100              414,100
Newell Rubbermaid, Inc. ................         42,100            1,957,650
Tyco International Ltd. ................        105,954           10,039,142
                                                             ---------------
                                                             $    15,721,128
                                                             ---------------

Issuer                                         Shares             Value
U.S. STOCKS -- continued
CONTAINERS -- 0.5%
Sealed Air Corp.* ......................         20,800      $     1,349,400
                                                             ---------------
ELECTRICAL EQUIPMENT -- 1.6%
Emerson Electric Co. ...................         12,900      $       811,088
General Electric Co. ...................         18,300            2,067,900
Honeywell, Inc. ........................          9,700            1,123,987
                                                             ---------------
                                                             $     4,002,975
                                                             ---------------
ELECTRONICS -- 4.6%
Altera Corp.* ..........................         25,396      $       934,890
Analog Devices, Inc.* ..................         62,700            3,146,756
Applied Materials, Inc.* ...............         29,100            2,149,763
Atmel Corp.* ...........................         63,400            1,660,288
Globespan Semiconductor, Inc.* .........            200                7,950
LSI Logic Corp.* .......................         55,100            2,541,487
Teradyne, Inc.* ........................         15,900            1,140,825
                                                             ---------------
                                                             $    11,581,959
                                                             ---------------
ENTERTAINMENT -- 5.9%
CBS Corp.* .............................         31,288      $     1,359,072
Clear Channel
  Communications, Inc.* ................         13,096              902,806
Cox Radio, Inc., "A"* ..................            932               50,561
Fox Entertainment Group, Inc.* .........             48                1,293
Gemstar International Group Ltd.* ......          2,770              180,743
Harrah's Entertainment, Inc.* ..........         44,302              974,644
MediaOne Group, Inc.* ..................         30,175            2,244,266
Time Warner, Inc. ......................        112,007            8,232,514
Univision Communications, Inc., "A"* ...         15,394            1,016,004
                                                             ---------------
                                                             $    14,961,903
                                                             ---------------
FINANCIAL INSTITUTIONS -- 4.1%
American Express Co. ...................         16,775      $     2,182,847
Associates First Capital Corp., "A" ....         52,294            2,317,278
Citigroup, Inc. ........................         72,000            3,420,000
Morgan Stanley Dean Witter & Co. .......         16,500            1,691,250
Providian Financial Corp. ..............          9,600              897,600
                                                             ---------------
                                                             $    10,508,975
                                                             ---------------
FOOD AND BEVERAGE PRODUCTS -- 1.0%
Anheuser-Busch Cos., Inc. ..............         17,447      $     1,237,647
Nabisco Holdings Corp., "A" ............         28,800            1,245,600
                                                             ---------------
                                                             $     2,483,247
                                                             ---------------
INSURANCE -- 2.8%
Allstate Corp. .........................             43      $         1,543
American International Group, Inc. .....         28,958            3,389,896
Aon Corp. ..............................         18,700              771,375
CIGNA Corp. ............................         27,100            2,411,900
Lincoln National Corp. .................         11,362              594,374
                                                             ---------------
                                                             $     7,169,088
                                                             ---------------
INTERNET
Ask Jeeves, Inc.* ......................            200      $         2,800
                                                             ---------------
MANUFACTURING -- 0.9%
Danaher Corp. ..........................         19,000      $     1,104,375
Illinois Tool Works, Inc. ..............         15,200            1,246,400
                                                             ---------------
                                                             $     2,350,775
                                                             ---------------
MEDICAL AND HEALTH PRODUCTS -- 3.9%
American Home Products Corp. ...........         55,607      $     3,197,402
Bausch & Lomb, Inc. ....................         17,100            1,308,150
Becton, Dickinson & Co. ................         18,200              546,000
Bristol-Myers Squibb Co. ...............         48,126            3,389,875

                                                                          15-MIG

Issuer                                         Shares             Value
U.S. STOCKS -- continued
MEDICAL AND HEALTH PRODUCTS -- continued
Pharmacia & Upjohn, Inc. ...............         23,900      $     1,357,819
                                                             ---------------
                                                             $     9,799,246
                                                             ---------------
MEDICAL AND HEALTH TECHNOLOGY AND SERVICES -- 3.9%
Cardinal Health, Inc. ..................         32,700      $     2,096,887
Guidant Corp. ..........................         31,400            1,615,138
HEALTHSOUTH Corp.* .....................         93,601            1,398,165
Medtronic, Inc. ........................         25,300            1,970,238
United Healthcare Corp. ................         46,178            2,891,897
                                                             ---------------
                                                             $     9,972,325
                                                             ---------------
OIL SERVICES -- 0.4%
Burlington Resources, Inc. .............         12,000      $       519,000
Schlumberger Ltd. ......................          6,100              388,494
                                                             ---------------
                                                             $       907,494
                                                             ---------------
OILS -- 0.8%
Apache Corp. ...........................         30,600      $     1,193,400
Exxon Corp. ............................             34                2,622
Mobil Corp. ............................          7,522              744,678
                                                             ---------------
                                                             $     1,940,700
                                                             ---------------
POLLUTION CONTROL -- 0.8%
Republic Services, Inc.* ...............         77,500      $     1,918,125
                                                             ---------------
RESTAURANTS AND LODGING -- 1.7%
Cendant Corp.* .........................         32,499      $       666,229
McDonald's Corp. .......................         61,076            2,523,202
Wendy's International, Inc. ............         38,300            1,084,369
                                                             ---------------
                                                             $     4,273,800
                                                             ---------------
SPECIAL PRODUCTS AND SERVICES -- 1.3%
Carnival Corp. .........................         29,600      $     1,435,600
Royal Caribbean Cruises Ltd. ...........         39,700            1,736,875
                                                             ---------------
                                                             $     3,172,475
                                                             ---------------
STORES -- 6.4%
CVS Corp. ..............................         87,993      $     4,465,644
Dayton Hudson Corp. ....................         10,900              708,500
Lowe's Cos., Inc. ......................         41,300            2,341,194
Office Depot, Inc.* ....................         74,628            1,646,480
Rite Aid Corp. .........................         88,582            2,181,332
TJX Cos., Inc. .........................         76,259            2,540,378
Wal-Mart Stores, Inc. ..................         50,668            2,444,731
                                                             ---------------
                                                             $    16,328,259
                                                             ---------------
SUPERMARKETS -- 1.6%
Kroger Co.* ............................        104,792      $     2,927,626
Safeway, Inc.* .........................         20,600            1,019,700
                                                             ---------------
                                                             $     3,947,326
                                                             ---------------
TELECOMMUNICATIONS -- 11.0%
AT&T Corp.* ............................         60,100      $     2,208,675
CenturyTel, Inc. .......................          6,315              251,021
Cisco Systems, Inc.* ...................         70,112            4,517,842
Global TeleSystems Group, Inc.* ........         12,600            1,020,600
Lucent Technologies, Inc. ..............         26,348            1,776,843
MCI WorldCom, Inc.* ....................         82,234            7,077,264
Motorola, Inc. .........................         39,101            3,704,820
NEXTEL Communications, Inc.* ...........         16,700              838,131
Nortel Networks Corp. ..................         19,600            1,701,525
NTL, Inc.* .............................          1,266              109,113
Sprint Corp. (PCS Group) ...............         41,020            2,343,267
Tellabs, Inc.* .........................         30,904            2,087,952
Viatel, Inc.* ..........................          2,400              134,700
                                                             ---------------
                                                             $    27,771,753
                                                             ---------------
Issuer                                         Shares             Value
U.S. STOCKS -- continued

UTILITIES -- ELECTRIC -- 1.0%
AES Corp.* .............................         43,500      $     2,528,438
                                                             ---------------
UTILITIES -- GAS -- 0.2%
Williams Cos., Inc. ....................          9,900      $       421,369
                                                             ---------------
UTILITIES -- TELEPHONE -- 0.8%
Frontier Corp. .........................         36,500      $     2,153,500
                                                             ---------------
    Total U.S. Stocks ....................................   $   214,663,673
                                                             ---------------
FOREIGN STOCKS -- 4.8%

FINLAND -- 0.8%
Nokia Corp., ADR
  (Telecommunications) .................         22,200      $     2,032,687
                                                             ---------------
GERMANY -- 0.9%
Mannesmann AG (Conglomerate) ...........         15,133      $     2,261,210
                                                             ---------------
IRELAND -- 0.3%
Elan Corp. PLC, ADR (Health
  Products)* ...........................         23,600      $       654,900
                                                             ---------------
NETHERLANDS -- 0.1%
Equant N.V. (Computer
  Software -- Services)* ...............          2,900      $       272,963
                                                             ---------------
SWEDEN -- 0.7%
Ericsson LM, ADR
  (Telecommunications) .................         56,200      $     1,851,088
                                                             ---------------
UNITED KINGDOM -- 2.0%
BP Amoco PLC, ADR (Oils) ...............         24,851      $     2,696,333
Vodafone Group PLC
  (Telecommunications) .................         12,054            2,374,638
                                                             ---------------
                                                             $     5,070,971
                                                             ---------------
    Total Foreign Stocks .................................   $    12,143,819
                                                             ---------------
    Total Stocks
      (Identified Cost, $206,631,375) ....................   $   226,807,492
                                                             ---------------
SHORT-TERM OBLIGATIONS -- 9.2%
                                          Principal Amount
                                           (000 Omitted)
Caterpillar Financial Services, due
  7/19/99 ..............................  $       5,000      $     4,988,025
Federal Home Loan Bank, due 7/01/99 ....          3,335            3,335,000
Merrill Lynch & Co., Inc., due
  7/22/99 ..............................          8,000            7,977,647
Morgan (J.P.) & Co., Inc., due
  8/10/99 ..............................          7,000            6,961,422
                                                             ---------------
    Total Short-Term Obligations, at Amortized Cost ......   $    23,262,094
                                                             ---------------
OTHER SHORT-TERM
 OBLIGATIONS -- 14.6%
                                               Shares
Navigator Securities Lending Prime
  Portfolio (Identified Cost,
  $37,085,678) .........................     37,085,678      $    37,085,678
                                                             ---------------
    Total Investments
      (Identified Cost, $266,979,147) ....................   $   287,155,264
                                                             ---------------
OTHER ASSETS,
 LESS LIABILITIES -- (13.3)%                                     (33,712,405)
                                                             ---------------
    Net Assets -- 100.0% .................................   $   253,442,859
                                                             ---------------
                                                             ---------------

         See portfolio footnotes and notes to financial statements

16-MIG

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 1999

NEW DISCOVERY SERIES

STOCKS -- 95.5%

Issuer                                     Shares       Value
U.S. STOCKS -- 94.2%

ADVERTISING -- 0.6%
TMP Worldwide, Inc.* ...................      2,639  $    167,577
                                                     ------------
AIRLINES -- 0.8%
Atlas Air, Inc.* .......................      5,243  $    169,087
Skywest, Inc. ..........................      2,044        50,972
                                                     ------------
                                                     $    220,059
                                                     ------------
AUTO PARTS -- 0.7%
Brooks Automation, Inc.* ...............      6,559  $    177,503
                                                     ------------
BUSINESS MACHINES -- 2.7%
Affiliated Computer Services, Inc.,
  "A"* .................................      8,830  $    447,019
Kulicke & Soffa Industries, Inc.* ......      9,481       254,209
                                                     ------------
                                                     $    701,228
                                                     ------------
BUSINESS SERVICES -- 16.5%
BISYS Group, Inc.* .....................      8,222  $    480,987
Bright Horizons Family Solutions,
  Inc.* ................................      3,097        58,456
Catalina Marketing Corp.* ..............      1,114       102,488
Ceridian Corp.* ........................      3,765       123,068
Complete Business Solutions, Inc.* .....     11,659       209,133
Concord EFS, Inc.* .....................      1,800        76,163
Dendrite International, Inc.* ..........      6,301       227,624
Diamond Technology Partners, Inc.,
  "A"* .................................      4,813       107,691
DST Systems, Inc.* .....................      7,061       443,960
IMRglobal Corp.* .......................     11,068       213,059
ITT Educational Services, Inc.* ........      5,814       151,527
Learning Tree International, Inc.* .....     13,800       150,937
Memberworks, Inc.* .....................      1,846        53,534
Meta Group, Inc.* ......................      7,534       115,835
Modis Professional Services, Inc.* .....      6,728        92,510
Nextera Enterprises, Inc.* .............     14,875        95,758
NOVA Corp.* ............................     16,217       405,425
Paymentech, Inc.* ......................     11,836       300,338
Professional Detailing, Inc.* ..........      1,785        41,948
Quintiles Transnational Corp.* .........     10,429       438,018
Renaissance Worldwide, Inc.* ...........     10,158        80,947
Romac International, Inc.* .............     10,220        90,703
Technology Solutions Co.* ..............     20,434       220,943
Teletech Holdings, Inc.* ...............      4,368        44,226
                                                     ------------
                                                     $  4,325,278
                                                     ------------
COMPUTER SOFTWARE -- PERSONAL
  COMPUTERS -- 0.7%
Apex PC Solutions, Inc.* ...............      5,091  $    104,366
Intuit, Inc.* ..........................        945        85,168
                                                     ------------
                                                     $    189,534
                                                     ------------
COMPUTER SOFTWARE -- SERVICES -- 1.1%
Hyperion Solutions Corp.* ..............      9,244  $    164,659
Tier Technologies, Inc.* ...............     16,184       113,288
                                                     ------------
                                                     $    277,947
                                                     ------------
COMPUTER SOFTWARE -- SYSTEMS -- 13.2%
Aspen Technology, Inc.* ................     15,153  $    178,048
AVT Corp.* .............................      2,760       104,535
Black Box Corp.* .......................      2,741       137,393
Cadence Design Systems, Inc.* ..........      4,537        57,847
Checkfree Holdings Corp.* ..............      1,599        44,072
Clarify, Inc.* .........................      3,326       137,197
Dialogic Corp.* ........................      1,534        67,304
Eclipsys Corp.* ........................      5,341       127,850

Issuer                                     Shares       Value
U.S. STOCKS -- continued
COMPUTER SOFTWARE -- SYSTEMS -- continued
Edify Corp.* ...........................      2,800  $     37,450
Etec Systems, Inc.* ....................      5,511       183,241
Exchange Applications Software* ........      5,729       233,457
Fair, Isaac & Co., Inc. ................        999        35,027
Harbinger Corp.* .......................      7,167        89,588
JDA Software Group, Inc.* ..............      6,233        58,045
Keane, Inc. ............................        400         9,050
Peerless Systems Corp.* ................      5,423        56,942
Redback Networks, Inc.* ................         50         6,278
Security Dynamics
  Technologies, Inc.* ..................     23,250       494,062
Sterling Software, Inc.* ...............      4,423       118,039
Summit Design, Inc.* ...................     11,513        34,539
SunGard Data Systems, Inc.* ............      7,646       263,787
Synopsys, Inc.* ........................      5,849       322,792
Transaction System Architects, Inc.,
  "A"* .................................      8,893       346,827
Vantive Corp.* .........................     16,985       194,266
Wind River Systems, Inc.* ..............      7,271       116,790
                                                     ------------
                                                     $  3,454,426
                                                     ------------
CONGLOMERATES -- 0.8%
Sodexho Marriott Services, Inc.* .......      6,973  $    133,795
Valley Media, Inc.* ....................      5,480        81,515
                                                     ------------
                                                     $    215,310
                                                     ------------
CONSUMER GOODS AND SERVICES -- 3.5%
Blyth Industries, Inc.* ................      3,808  $    130,900
Galileo International, Inc. ............      5,476       292,624
InfoUSA, Inc., "A"* ....................      7,315        64,921
InfoUSA, Inc., "B"* ....................      3,757        31,934
LoJack Corp.* ..........................      9,468        79,294
Sportsline USA, Inc.* ..................      8,713       312,579
                                                     ------------
                                                     $    912,252
                                                     ------------
CONTAINERS -- 0.4%
Ivex Packaging Corp.* ..................      4,839  $    106,458
                                                     ------------
ELECTRICAL EQUIPMENT -- 0.6%
Barnett, Inc.* .........................      3,371  $     25,283
QLogic Corp.* ..........................      1,000       132,000
                                                     ------------
                                                     $    157,283
                                                     ------------
ELECTRONICS -- 7.1%
Analog Devices, Inc.* ..................      5,275  $    264,739
Applied Micro Circuits Corp.* ..........      1,795       147,639
Burr-Brown Corp.* ......................      8,034       294,245
Cable Design Technologies Corp.* .......      7,191       111,011
Credence Systems Corp.* ................      2,844       105,584
DuPont Photomasks, Inc.* ...............      1,436        68,749
GaSonics International Corp.* ..........      8,993       125,902
GlobeSpan, Inc.* .......................         50         1,988
Lattice Semiconductor Corp.* ...........      3,007       187,186
LTX Corp.* .............................        900        11,981
MKS Instruments, Inc.* .................      8,386       156,189
Photronics, Inc.* ......................      5,245       128,502
PMC-Sierra, Inc.* ......................      2,303       135,733
SIPEX Corp.* ...........................      6,121       125,480
                                                     ------------
                                                     $  1,864,928
                                                     ------------
ENTERTAINMENT -- 4.6%
Emmis Broadcasting Corp., "A"* .........        700  $     34,563
Gemstar International Group Ltd.* ......     15,252       995,193
Young Broadcasting, Inc., "A"* .........      4,200       178,762
                                                     ------------
                                                     $  1,208,518
                                                     ------------

                                                                          17-NDS

Issuer                                     Shares       Value
U.S. STOCKS -- continued
FINANCIAL INSTITUTIONS -- 1.5%
Conning Corp. ..........................      1,864  $     30,290
Federated Investors, Inc., "A" .........      6,461       115,894
Financial Federal Corp.* ...............      3,911        86,042
Waddell & Reed Financial, Inc., "A" ....      5,885       161,470
                                                     ------------
                                                     $    393,696
                                                     ------------
FOOD AND BEVERAGE PRODUCTS -- 0.5%
Del Monte Foods Co.* ...................      7,067  $    118,372
                                                     ------------
INSURANCE -- 0.7%
Annuity & Life Re Holdings Ltd. ........      2,052  $     46,042
Executive Risk, Inc. ...................      1,114        94,760
Inspire Insurance Solutions, Inc.* .....      3,500        50,750
                                                     ------------
                                                     $    191,552
                                                     ------------
INTERNET -- 0.1%
Ask Jeeves, Inc.* ......................         50  $        700
Security First Tech Corp.* .............        400        18,050
Software.com, Inc.* ....................         50         1,159
                                                     ------------
                                                     $     19,909
                                                     ------------
MACHINERY -- 0.7%
Applied Science and Technology,
  Inc.* ................................      3,810  $     85,725
Asyst Technologies, Inc.* ..............      3,293        98,584
                                                     ------------
                                                     $    184,309
                                                     ------------
MEDICAL AND HEALTH PRODUCTS -- 1.2%
Genzyme Corp. ..........................      4,900  $     21,591
Haemonetics Corp.* .....................      8,917       178,897
PSS World Medical, Inc.* ...............      9,655       108,015
                                                     ------------
                                                     $    308,503
                                                     ------------
MEDICAL AND HEALTH TECHNOLOGY AND SERVICES -- 13.8%
Concentra Managed Care, Inc.* ..........      8,664  $    128,336
Cytyc Corp.* ...........................      3,328        64,896
Henry Schein, Inc.* ....................      2,084        66,037
Hologic, Inc.* .........................      5,685        31,978
IDEXX Laboratories, Inc.* ..............     26,586       619,786
IDX Systems Corp.* .....................     12,036       271,562
Impath, Inc.* ..........................      7,142       192,834
LifePoint Hospitals, Inc.* .............     14,855       199,614
Martek Biosciences Corp.* ..............      5,538        47,073
MEDE AMERICA Corp.* ....................      1,103        41,638
MedPartners, Inc.* .....................     63,167       477,700
Mid Atlantic Medical Services, Inc.* ...     12,355       122,006
NCS Healthcare, Inc., "A"* .............      7,674        41,727
Orthodontic Centers of America,
  Inc.* ................................      6,841        96,629
Osteotech, Inc. ........................        800        23,000
Parexel International Corp.* ...........     13,807       183,806
Pediatrix Medical Group, Inc.* .........      3,110        66,088
Quorum Health Group, Inc.* .............      7,326        92,033
Steris Corp.* ..........................      4,323        83,758
Superior Consultant Holdings Corp.* ....      2,322        57,324
Total Renal Care Holdings, Inc.* .......     36,405       566,553
Ventana Medical Systems, Inc.* .........      4,794        91,685
Virgin Islands Technologies, Inc.* .....      9,957        49,785
                                                     ------------
                                                     $  3,615,848
                                                     ------------
OIL SERVICES -- 3.3%
Cooper Cameron Corp.* ..................      4,448  $    164,854
Dril-Quip, Inc.* .......................      1,528        35,049
Global Industries, Inc.* ...............     16,868       216,121
Input/Output, Inc. * ...................     17,419       131,731
National Oilwell, Inc.* ................      5,572        78,008
Issuer                                     Shares       Value
U.S. STOCKS -- continued
OIL SERVICES -- continued
Noble Drilling Corp.* ..................      8,404  $    165,454
Weatherford International, Inc.* .......      1,623        59,442
                                                     ------------
                                                     $    850,659
                                                     ------------
OILS -- 0.5%
Newfield Exploration Co.* ..............      5,036  $    143,211
                                                     ------------
PHARMACEUTICALS -- 0.2%
Boron, LePore & Associates, Inc.* ......      7,006  $     58,675
                                                     ------------
POLLUTION CONTROL -- 0.3%
Superior Services, Inc.* ...............      3,372  $     89,990
                                                     ------------
PRINTING AND PUBLISHING -- 1.9%
Harte-Hanks Communications, Inc. .......      3,676  $     99,711
Scholastic Corp.* ......................      7,870       398,419
                                                     ------------
                                                     $    498,130
                                                     ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.5%
Kilroy Realty Corp. ....................      2,297  $     55,989
MeriStar Hospitality Corp. .............      2,859        64,149
                                                     ------------
                                                     $    120,138
                                                     ------------
RESTAURANTS AND LODGING -- 2.7%
Buffets, Inc.* .........................     14,905  $    171,407
Coldwater Creek, Inc.* .................      8,100       157,950
Four Seasons Hotels, Inc. ..............      2,059        90,725
Landry's Seafood Restaurants, Inc.* ....      6,740        53,920
Mortons Restaurant Group, Inc.* ........      2,429        46,303
Papa John's International, Inc.* .......      1,446        64,618
Sonic Corp.* ...........................      3,661       119,440
                                                     ------------
                                                     $    704,363
                                                     ------------
SPECIAL PRODUCTS AND SERVICES -- 1.1%
Caliber Learning Network, Inc.* ........      5,974  $     28,377
Edutrek International, Inc., "A"* ......      4,253        20,202
Verisign, Inc.* ........................      1,314       113,332
Watsco, Inc. ...........................      7,220       118,227
                                                     ------------
                                                     $    280,138
                                                     ------------
STORES -- 4.1%
BJ's Wholesale Club, Inc.* .............      4,393  $    132,065
Copart, Inc.* ..........................      8,044       170,935
CSK Auto Corp.* ........................      5,272       142,344
Gymboree Corp.* ........................      9,753       102,406
Micro Warehouse, Inc.* .................      6,991       124,964
Petco Animal Supplies, Inc.* ...........      9,896       155,862
Pier 1 Imports, Inc. ...................      6,763        76,084
Regis Corp. ............................      8,247       158,239
                                                     ------------
                                                     $  1,062,899
                                                     ------------
TELECOMMUNICATIONS -- 7.4%
Adelphia Communications Corp. "A"* .....      1,643  $    104,536
American Tower Corp., "A"* .............      3,528        84,672
Aspect Telecommunications Corp.* .......      9,313        90,802
Copper Mountain Networks, Inc.* ........         20         1,545
DSP Communications, Inc.* ..............      4,500       129,938
Intermedia Communications, Inc.* .......     20,273       608,190
International Telecommunication Data
  Systems, Inc.* .......................      8,756       140,096
Lightbridge, Inc.* .....................      3,696        46,431
Nextlink Communications, Inc., "A"* ....      2,353       175,004
Pinnicle Holdings, Inc.* ...............      7,816       191,492
Proxim, Inc.* ..........................      3,184       184,672
Transaction Network Services, Inc.* ....      6,210       181,642
                                                     ------------
                                                     $  1,939,020
                                                     ------------

18-NDS

Issuer                                         Shares             Value
U.S. STOCKS -- continued

TRANSPORTATION -- 0.4%
Coach USA, Inc.* .......................          2,655      $       111,344
                                                             ---------------
    Total U.S. Stocks ....................................   $    24,669,057
                                                             ---------------
FOREIGN STOCKS -- 1.3%

UNITED KINGDOM -- 1.3%
CBT Group PLC, ADR (Computer Software --
  Personal Computers)* .................         20,464      $       337,656
                                                             ---------------
    Total Stocks
      (Identified Cost, $21,246,326) .....................   $    25,006,713
                                                             ---------------
CONVERTIBLE PREFERRED STOCKS -- 0.1%
MEDICAL AND HEALTH TECHNOLOGY AND SERVICES -- 0.1%
Concentra Managed Care, Inc., 4.50%
  (Identified Cost, $15,767) ...........         24,000      $        22,560
                                                             ---------------
SHORT-TERM OBLIGATIONS -- 4.6%

                                          Principal Amount
                                           (000 Omitted)
Federal Home Loan Bank, due 7/01/99, at
  Amortized Cost .......................  $       1,200      $     1,200,000
                                                             ---------------
OTHER SHORT-TERM
 OBLIGATIONS -- 14.7%
                                               Shares
Navigator Securities Lending Prime
  Portfolio (Identified Cost,
  $3,853,203) ..........................      3,853,203      $     3,853,203
                                                             ---------------
    Total Investments
      (Identified Cost, $26,315,296) .....................   $    30,082,476
                                                             ---------------
OTHER ASSETS,
 LESS LIABILITIES -- (14.9)%                                      (3,904,431)
                                                             ---------------
    Net Assets -- 100.0% .................................   $    26,178,045
                                                             ---------------
                                                             ---------------
See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 1999

RESEARCH GROWTH AND INCOME SERIES

STOCKS -- 96.5%
Issuer                                         Shares             Value
U.S. STOCKS -- 91.8%

AEROSPACE -- 2.8%
United Technologies Corp. ..............         25,730      $     1,844,519
                                                             ---------------
AUTOMOTIVE -- 0.4%
Delphi Automotive Systems Corp. ........         16,000      $       297,000
                                                             ---------------
BANKS AND CREDIT COMPANIES -- 6.7%
Bank America Corp. .....................          5,000      $       366,563
Bank of New York Co., Inc. .............         16,500              605,344
BankBoston Corp. .......................         15,500              792,437
Capital One Financial Corp. ............          8,400              467,775
Chase Manhattan Corp. ..................          4,660              403,673
PNC Bank Corp. .........................         12,700              731,837
US Bancorp .............................          7,100              241,400
Wells Fargo Co. ........................         20,600              880,650
                                                             ---------------
                                                             $     4,489,679
                                                             ---------------
BUSINESS MACHINES -- 2.0%
Xerox Corp. ............................         22,200      $     1,311,187
                                                             ---------------
CHEMICALS -- 0.9%
E.I. du Pont de Nemours & Co., Inc. ....          8,800      $       601,150
                                                             ---------------
COMPUTER SOFTWARE -- PERSONAL
  COMPUTERS -- 5.0%
Microsoft Corp.* .......................         36,780      $     3,317,096
                                                             ---------------
COMPUTER SOFTWARE -- SERVICES -- 1.7%
EMC Corp.* .............................          8,900      $       489,500
Sun Microsystems, Inc.* ................          9,420              648,803
                                                             ---------------
                                                             $     1,138,303
                                                             ---------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.8%
Computer Associates International,
  Inc. .................................          3,200      $       176,000
Oracle Corp.* ..........................          9,260              343,778
                                                             ---------------
                                                             $       519,778
                                                             ---------------
CONSUMER GOODS AND SERVICES -- 10.7%
Clorox Co. .............................          5,725      $       611,502
Colgate-Palmolive Co. ..................          4,250              419,688
Dial Corp. .............................         17,500              650,781
Fortune Brands, Inc. ...................         18,500              765,437
Galileo International, Inc. ............         14,800              790,875
Gillette Co. ...........................         13,300              545,300
Newell Rubbermaid, Inc. ................         13,800              641,700
Procter & Gamble Co. ...................          9,940              887,145
Tyco International Ltd. ................         18,900            1,790,775
                                                             ---------------
                                                             $     7,103,203
                                                             ---------------
ELECTRICAL EQUIPMENT -- 1.3%
Emerson Electric Co. ...................         13,600      $       855,100
                                                             ---------------
ELECTRONICS -- 1.9%
Intel Corp. ............................         20,900      $     1,243,550
                                                             ---------------
ENTERTAINMENT -- 1.3%
Disney (Walt) Co. ......................         27,600      $       850,425
                                                             ---------------
FINANCIAL INSTITUTIONS -- 2.9%
Associates First Capital Corp., "A" ....         21,400      $       948,287
Citigroup, Inc. ........................         20,200              959,500
Goldman Sachs Group, Inc.* .............            700               50,575
                                                             ---------------
                                                             $     1,958,362
                                                             ---------------
FOOD AND BEVERAGE PRODUCTS -- 4.0%
Anheuser-Busch Cos., Inc. ..............         12,400      $       879,625
Coca-Cola Co. ..........................         10,100              631,250
Keebler Foods Co.* .....................         11,300              343,237
Nabisco Holdings Corp., "A" ............          7,700              333,025

                                                                          19-RGI

Issuer                                         Shares             Value
U.S. STOCKS -- continued
FOOD AND BEVERAGE PRODUCTS -- continued
Ralston-Ralston Purina Co. .............         15,200      $       462,650
                                                             ---------------
                                                             $     2,649,787
                                                             ---------------
INSURANCE -- 7.5%
American International Group, Inc. .....          7,100      $       831,144
CIGNA Corp. ............................          8,415              748,935
Equitable Cos., Inc. ...................          9,500              636,500
Hartford Financial Services Group,
  Inc. .................................         11,330              660,681
Hartford Life, Inc., "A" ...............          2,100              110,513
Lincoln National Corp. .................         16,740              875,711
Nationwide Financial Services, Inc.,
  "A" ..................................          8,350              377,837
Progressive Corp. ......................          1,700              246,500
ReliaStar Financial Corp. ..............         11,240              491,750
                                                             ---------------
                                                             $     4,979,571
                                                             ---------------
INTERNET
Software.com, Inc.* ....................            100      $         2,319
                                                             ---------------
MANUFACTURING -- 1.8%
Danaher Corp. ..........................          8,900      $       517,312
Illinois Tool Works, Inc. ..............          8,400              688,800
                                                             ---------------
                                                             $     1,206,112
                                                             ---------------
MEDICAL AND HEALTH PRODUCTS -- 5.2%
American Home Products Corp. ...........         20,500      $     1,178,750
Bristol-Myers Squibb Co. ...............         19,140            1,348,173
Pharmacia & Upjohn, Inc. ...............         17,100              971,494
                                                             ---------------
                                                             $     3,498,417
                                                             ---------------
MEDICAL AND HEALTH TECHNOLOGY
  AND SERVICES -- 5.2%
Cardinal Health, Inc. ..................         17,140      $     1,099,102
Guidant Corp. ..........................         19,700            1,013,319
Medtronic, Inc. ........................          9,600              747,600
United Healthcare Corp. ................          9,900              619,988
                                                             ---------------
                                                             $     3,480,009
                                                             ---------------
METALS AND MINERALS -- 1.0%
Alcoa, Inc. ............................         10,740      $       664,538
                                                             ---------------
OILS -- 3.3%
Exxon Corp. ............................          8,800      $       678,700
Mobil Corp. ............................         15,100            1,494,900
                                                             ---------------
                                                             $     2,173,600
                                                             ---------------
POLLUTION CONTROL -- 0.9%
Browning Ferris Industries, Inc. .......         13,350      $       574,050
                                                             ---------------
PRINTING AND PUBLISHING -- 2.0%
Gannett Co., Inc. ......................         13,400      $       956,425
Tribune Co. ............................          4,200              365,925
                                                             ---------------
                                                             $     1,322,350
                                                             ---------------
REAL ESTATE INVESTMENT TRUSTS -- 2.0%
Arden Realty, Inc. .....................         27,300      $       672,262
Highwoods Properties, Inc. .............         24,400              669,475
                                                             ---------------
                                                             $     1,341,737
                                                             ---------------
RESTAURANTS AND LODGING -- 0.5%
Wendy's International, Inc. ............         12,200      $       345,413
                                                             ---------------
SPECIAL PRODUCTS AND SERVICES
Newport News Shipbuilding, Inc. ........            100      $         2,950
                                                             ---------------
STORES -- 4.0%
CVS Corp. ..............................         19,700      $       999,775
Dayton Hudson Corp. ....................         12,400              806,000
Issuer                                         Shares             Value
U.S. STOCKS -- continued
STORES -- continued
Lowe's Cos., Inc. ......................          5,680      $       321,985
Rite Aid Corp. .........................         21,560              530,915
                                                             ---------------
                                                             $     2,658,675
                                                             ---------------
SUPERMARKETS -- 1.7%
Albertsons, Inc. .......................         13,352      $       688,462
Kroger Co.* ............................         15,350              428,841
                                                             ---------------
                                                             $     1,117,303
                                                             ---------------
TELECOMMUNICATIONS -- 8.1%
Bell Atlantic Corp. ....................         18,100      $     1,183,288
Cisco Systems, Inc.* ...................         10,900              702,369
MCI WorldCom, Inc.* ....................         15,300            1,316,756
Motorola, Inc. .........................         10,100              956,975
Sprint Corp. ...........................         23,140            1,222,081
                                                             ---------------
                                                             $     5,381,469
                                                             ---------------
UTILITIES -- ELECTRIC -- 3.3%
CMS Energy Corp. .......................         13,160      $       551,075
DQE, Inc. ..............................         12,000              481,500
Peco Energy Co. ........................         13,900              582,063
Sierra Pacific Resources ...............         16,300              592,912
                                                             ---------------
                                                             $     2,207,550
                                                             ---------------
UTILITIES -- GAS -- 1.1%
Coastal Corp. ..........................          5,800      $       232,000
Columbia Energy Group ..................          7,750              485,828
                                                             ---------------
                                                             $       717,828
                                                             ---------------
UTILITIES -- TELEPHONE -- 1.8%
Frontier Corp. .........................         20,300      $     1,197,700
                                                             ---------------
    Total U.S. Stocks ....................................   $    61,050,730
                                                             ---------------
FOREIGN STOCKS -- 4.7%

CANADA -- 0.6%
Canadian National Railway Co.
  (Railroads) ..........................          5,800      $       388,600
                                                             ---------------
GERMANY -- 0.9%
Henkel KGaA (Chemicals) ................          3,300      $       225,123
Mannesmann AG (Conglomerate) ...........          2,400              358,614
                                                             ---------------
                                                             $       583,737
                                                             ---------------
NETHERLANDS -- 0.5%
ING Groep N.V.
  (Financial Services)* ................          6,012      $       325,257
                                                             ---------------
SWITZERLAND -- 0.1%
Nestle S.A. (Food and
  Beverage Products) ...................             41      $        73,872
                                                             ---------------
UNITED KINGDOM -- 2.6%
BP Amoco PLC, ADR (Oils) ...............         15,949      $     1,730,467
British Aerospace PLC
  (Aerospace and Defense)* .............             48                  312
Lloyds TSB Group PLC
  (Banks and Credit Cos.) ..............             42                  570
                                                             ---------------
                                                             $     1,731,349
                                                             ---------------
    Total Foreign Stocks .................................   $     3,102,815
                                                             ---------------
    Total Stocks
      (Identified Cost, $57,471,804) .....................   $    64,153,545
                                                             ---------------
CONVERTIBLE PREFERRED STOCKS -- 1.5%
INSURANCE -- 0.1%
Lincoln National Corp., 7.75% ..........          2,800      $        76,125
                                                             ---------------

20-RGI

Issuer                                         Shares
UTILITIES -- ELECTRIC -- 1.4%
Houston Industries, Inc., 7.00% ........          7,700      $       918,225
                                                             ---------------
    Total Convertible Preferred Stocks
      (Identified Cost, $796,215) ........................   $       994,350
                                                             ---------------
SHORT-TERM OBLIGATIONS -- 5.3%

                                          Principal Amount
                                           (000 Omitted)
Federal Home Loan Bank, due 7/01/99, at
  Amortized Cost .......................  $       3,505      $     3,505,000
                                                             ---------------
OTHER SHORT-TERM OBLIGATIONS -- 13.4%
                                               Shares
Navigator Securities Lending Prime
  Portfolio (Identified Cost,
  $8,935,778) ..........................      8,935,778      $     8,935,778
                                                             ---------------
    Total Investments
      (Identified Cost, $70,708,797) .....................   $    77,588,673
                                                             ---------------
OTHER ASSETS,
 LESS LIABILITIES -- (16.7)%                                     (11,089,695)
                                                             ---------------
    Net Assets -- 100.0% .................................   $    66,498,978
                                                             ---------------
                                                             ---------------

         See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 1999

RESEARCH INTERNATIONAL SERIES

STOCKS -- 94.5%

Issuer                                         Shares             Value
FOREIGN STOCKS -- 89.0%

ARGENTINA -- 0.5%
Quilmes Industrial S.A., ADR
  (Beverages) ..........................          3,336      $        41,283
                                                             ---------------
AUSTRALIA -- 2.2%
Australia & New Zealand Banking Group
  Ltd. (Banks and Credit Cos.)* ........          5,745      $        42,173
Cable & Wireless Optus
  (Telecommunications)* ................         40,831               92,815
QBE Insurance Group Ltd.
  (Insurance)* .........................          8,559               32,521
                                                             ---------------
                                                             $       167,509
                                                             ---------------
BERMUDA -- 1.0%
Dairy Farm International Holdings Ltd.
  (Supermarkets) .......................         63,000      $        75,600
                                                             ---------------
BRAZIL -- 0.5%
Tele Norte Leste Participacoes S.A.
  (Telephone) ..........................          2,073      $        38,480
                                                             ---------------
CANADA -- 1.6%
Abitibi-Consolidated, Inc.
  (Forest and Paper Products) ..........          1,720      $        19,565
Canadian National Railway Co.
  (Railroads) ..........................          1,092               73,164
The Toronto -- Dominion Bank
  (Banks and Credit Cos.) ..............            673               30,621
                                                             ---------------
                                                             $       123,350
                                                             ---------------
DENMARK -- 0.1%
H. Lundbeck A/S (Medical) ..............            200      $         5,382
                                                             ---------------
FINLAND -- 1.9%
Helsingin Puhelin Oyj
  (Telecommunications) .................          1,519      $        72,005
Perlos Corp. (Electronics)* ............            800               11,707
Tieto Corp. (Computer
  Software -- Systems) .................          1,516               63,114
                                                             ---------------
                                                             $       146,826
                                                             ---------------
FRANCE -- 6.9%
Axa (Insurance) ........................            937      $       114,228
Castorama-Dubois Investisse
  (Stores -- Building Products) ........            454              107,605
SEITA (Tobacco) ........................          1,599               92,275
Television Francaise (Entertainment) ...            453              105,501
Total Fina S.A., "B" (Oils) ............            565               72,837
Wavecom S.A. ADR (Electronics)* ........          2,686               35,254
                                                             ---------------
                                                             $       527,700
                                                             ---------------
GERMANY -- 6.4%
Fielmann AG (Retail) ...................            973      $        35,996
Henkel KGaA, Preferred (Chemicals) .....          1,657              113,039
HypoVereinsbank (Banks
  and Credit Cos.) .....................          2,189              142,113
Mannesmann AG (Conglomerate) ...........            854              127,607
Porsche AG (Automotive) ................             16               37,593
VEBA AG (Oil and Gas) ..................            644               37,827
                                                             ---------------
                                                             $       494,175
                                                             ---------------
GREECE -- 1.3%
Antenna TV S.A., ADR (Broadcasting)* ...            300      $         4,125
Hellenic Telecommunication Organization
  S.A., GDR (Telecommunications) .......          2,002               42,869

                                                                          21-RSS

Issuer                                         Shares             Value
FOREIGN STOCKS -- continued
GREECE -- continued
STET Hellas Telecommunications S.A., ADR
  (Telecommunications)* ................          2,489      $        55,691
                                                             ---------------
                                                             $       102,685
                                                             ---------------
HONG KONG -- 1.1%
Li & Fung Ltd. (Wholesale) .............         34,000      $        81,515
                                                             ---------------
IRELAND -- 2.7%
Anglo Irish Bank PLC
  (Banks and Credit Cos.)* .............         41,638      $       103,682
Bank Of Ireland
  (Banks and Credit Cos.) ..............          3,874               65,357
Elan Corp. PLC, ADR
  (Health Products)* ...................          1,400               38,850
                                                             ---------------
                                                             $       207,889
                                                             ---------------
ITALY -- 2.8%
Banca Carige S.p.A.
  (Banks and Credit Cos.) ..............          4,432      $        38,821
Mediaset S.p.A. (Entertainment) ........          7,338               65,183
San Paolo-Imi S.p.A
  (Banks and Credit Cos.)* .............          5,373               73,087
Telecom Italia Mobile S.p.A.
  (Telecommunications) .................          6,324               37,732
                                                             ---------------
                                                             $       214,823
                                                             ---------------
JAPAN -- 20.4%
Aeon Credit Service Co. Ltd. (Financial
  Services) ............................          1,300      $       123,636
Canon, Inc., ADR
  (Special Products and Services) ......          2,816               82,016
Chugai Pharmaceutical Co., Ltd.
  (Pharmaceuticals) ....................          6,000               64,704
Don Quijote Co., Ltd. (Retail) .........            600              151,092
Hitachi Ltd. (Electronics) .............          5,000               46,932
Keyence Corp. (Electronics) ............            500               87,579
Mikuni Coca-Cola Bottling Co., Ltd.
  (Food and Beverage Products) .........          3,000               61,032
Nippon Telephone & Telegraph Co.
  (Utilities -- Telephone) .............             11              128,267
NTT Mobile Communications Network, Inc.
  (Telecommunications) .................              2               27,125
NTT Mobile Communications Network, Inc.
  (Telecommunications)* ................              8              107,178
Olympus Optical Co. (Conglomerate) .....          3,000               44,385
Rock Field Co., Ltd.
  (Food Products) ......................          2,100               75,893
Rohm Co. (Electronics) .................          1,000              156,715
Takeda Chemical Industries Co.
  (Pharmaceuticals) ....................          4,000              185,577
TDK Corp., ADR (Electronics) ...........             60                5,524
Terumo Corp. (Pharmaceuticals) .........          4,000               89,150
The Sanwa Bank, Ltd.
  (Banks and Credit Cos.) ..............          3,000               29,548
The Sumitomo Bank, Ltd.
  (Banks and Credit Cos.) ..............          2,000               24,826
Ushio, Inc. (Electronics) ..............          6,000               76,910
                                                             ---------------
                                                             $     1,568,089
                                                             ---------------
Issuer                                         Shares             Value
FOREIGN STOCKS -- continued
NETHERLANDS -- 10.0%
Akzo Nobel N.V. (Chemicals) ............          1,247      $        52,429
Benckiser N.V., "B"
  (Consumer Goods and Services) ........          2,739              146,067
Equant N.V. (Computer
  Software -- Services)* ...............            619               58,263
Fugro N.V. (Engineering)* ..............          2,433               69,199
Hunter Douglas N.V., ADR (Consumer Goods
  and Services)* .......................          2,113               72,509
IHC Caland N.V.
  (Marine Equipment)* ..................          1,016               39,786
ING Groep N.V.
  (Financial Services)* ................          2,232              120,754
Koninklijke Ahrend Groep N.V. (Consumer
  Goods and Services)* .................          3,608               62,649
Koninklijke Philips Electronics N.V.
  (Electronics) ........................            711               70,081
Van der Moolen Holding N.V. (Financial
  Services)* ...........................            554               35,538
Wolters Kluwer N.V. (Publishing) .......            900               35,800
                                                             ---------------
                                                             $       763,075
                                                             ---------------
PHILIPPINES -- 1.0%
Philippine Long Distance Telephone Co.
  (Utilities -- Telephone) .............          2,417      $        72,812
                                                             ---------------
PORTUGAL -- 1.0%
Banco Pinto & Sotto Mayor S.A. (Banks
  and Credit Cos.) .....................          4,233      $        75,115
                                                             ---------------
SINGAPORE -- 2.9%
Asia Pulp & Paper Co. Ltd., ADR
  (Consumer Goods and Services)* .......          3,614      $        34,785
Datacraft Asia Ltd.
  (Telecommunications) .................         10,000               43,600
Development Bank of Singapore Ltd.
  (Banks and Credit Cos.) ..............          7,000               85,571
Hong Leong Finance Ltd. (Finance)+ .....         27,000               61,887
                                                             ---------------
                                                             $       225,843
                                                             ---------------
SOUTH KOREA -- 1.1%
Korea Telecom Corp.
  (Telecommunications)* ................          2,083      $        83,320
                                                             ---------------
SPAIN -- 2.6%
Cortefiel S.A. (Retail) ................          2,951      $        77,546
Repsol S.A. (Oils) .....................          1,658               33,830
Telefonica de Espana
  (Utilities -- Telephone) .............          1,623               78,122
Telefonica Publicidad e Informacion S.A.
  (Telephone)* .........................            600               11,964
                                                             ---------------
                                                             $       201,462
                                                             ---------------
SWEDEN -- 5.7%
Celsius AB (Aerospace) .................          4,801      $        60,550
Ericsson LM, "B"
  (Telecommunications) .................          3,638              116,850
Saab AB, "B" (Aerospace) ...............         11,916               92,699
Skandia Forsakrings AB (Insurance) .....          8,787              164,678
                                                             ---------------
                                                             $       434,777
                                                             ---------------
SWITZERLAND -- 4.1%
Barry Callebaut AG
  (Food and Beverage Products) .........            240      $        36,743
Julius Baer Holdings
  (Banks and Credit Cos.) ..............             20               56,992

22-RSS

Issuer                                         Shares             Value
FOREIGN STOCKS -- continued
SWITZERLAND -- continued
Nestle S.A.
  (Food and Beverage Products) .........             40      $        72,070
UBS AG (Banks and Credit Cos.)* ........            493              147,145
                                                             ---------------
                                                             $       312,950
                                                             ---------------
UNITED KINGDOM -- 10.7%
BP Amoco PLC (Oils)* ...................          8,244      $       147,595
British Aerospace PLC
  (Aerospace and Defense)* .............         11,098               72,236
Cable & Wireless Communications PLC
  (Telecommunications) .................          6,108               58,720
Capital Radio PLC (Broadcasting) .......          2,856               37,786
Computacenter PLC
  (Computer -- Services) ...............          7,628               58,606
Next PLC (Stores) ......................          3,212               38,978
Reuters Group PLC
  (Business Services) ..................          5,314               69,888
Sema Group PLC (Computer
  Software -- Systems) .................          7,436               71,545
Vodafone Group PLC
  (Telecommunications) .................            335               65,995
Williams PLC (Conglomerate) ............         10,577               69,845
Zeneca Group PLC
  (Medical and Health Products) ........          3,378              130,591
                                                             ---------------
                                                             $       821,785
                                                             ---------------
VENEZUELA -- 0.5%
Ca la Electricidad de Caracas, ADR
  (Utilities -- Electric) ..............          1,946      $        38,403
                                                             ---------------
    Total Foreign Stocks .................................   $     6,824,848
                                                             ---------------
U.S. STOCKS -- 5.5%

ADVERTISING -- 0.6%
Young & Rubicam, Inc. ..................          1,011      $        45,937
                                                             ---------------
AUTOMOTIVE -- 1.0%
Federal-Mogul Corp. ....................          1,474      $        76,648
                                                             ---------------
FOOD AND BEVERAGE PRODUCTS -- 1.1%
Panamerican Beverage ...................          3,621      $        86,225
                                                             ---------------
FOREST AND PAPER PRODUCTS -- 0.5%
Jefferson Smurfit Corp. ................         15,591      $        36,857
                                                             ---------------
Issuer                                         Shares             Value
U.S. STOCKS -- continued
INTERNET
Ask Jeeves, Inc.* ......................             50      $           700
                                                             ---------------
MEDICAL AND HEALTH PRODUCTS -- 1.3%
Pharmacia & Upjohn, Inc. ...............          1,715      $        97,434
                                                             ---------------
TELECOMMUNICATIONS -- 1.0%
Global TeleSystems Group, Inc.* ........            979      $        79,299
                                                             ---------------
    Total U.S. Stocks ....................................   $       423,100
                                                             ---------------
    Total Stocks
      (Identified Cost, $6,912,411) ......................   $     7,247,948
                                                             ---------------
SHORT-TERM
 OBLIGATIONS -- 3.6%
                                          Principal Amount
                                           (000 Omitted)
Federal Home Loan Bank, due 7/01/99, at
  Amortized Cost .......................  $         280      $       280,000
OTHER SHORT-TERM
 OBLIGATIONS -- 8.3%
                                               Shares
Navigator Securities Lending Prime
  Portfolio (Identified Cost,
  $865,057) ............................        865,057      $       865,057
                                                             ---------------
    Total Investments
      (Identified Cost, $8,057,468) ......................   $     8,393,005
                                                             ---------------
OTHER ASSETS,
 LESS LIABILITIES -- (6.4)%                                         (724,592)
                                                             ---------------
    Net Assets -- 100.0% .................................   $     7,668,413
                                                             ---------------
                                                             ---------------

         See portfolio footnotes and notes to financial statements

PORTFOLIO FOOTNOTES:
----------------------------------------

  *  Non-income producing security.
 **  Non-income producing security -- in default.
 ##  SEC Rule 144A restriction.
  +  Restricted security.

                                                                          23-RSS

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES  (Unaudited)  -- June 30, 1999

                                                                                 Massachusetts
                                                                                   Investors
                                   Capital          Equity      International        Growth
Assets:                         Opportunities       Income          Growth           Stock
Investments --                      Series          Series          Series           Series
                                --------------   ------------   --------------   --------------
    Unaffiliated issuers, at
      cost....................   $ 251,012,242   $ 21,893,670     $ 40,285,595    $ 266,979,147
    Unrealized appreciation...      37,226,805      1,351,618        3,112,476       20,176,117
                                --------------   ------------   --------------   --------------
        Total investments, at
          value...............   $ 288,239,047   $ 23,245,288     $ 43,398,071    $ 287,155,264
  Cash........................          89,319          7,750           93,240           41,545
  Foreign currency, at value
    (identified cost, $47,032,
    $0, $502,949 and $65,
    respectively).............          49,151        --               526,880               63
  Receivable for investments
    sold......................       6,163,524        338,091          471,145        4,607,869
  Receivable for Series shares
    sold......................         248,085        115,817            8,162          710,755
  Interest and dividends
    receivable................         223,586         38,603           95,275           59,266
  Receivable from investment
    adviser...................        --                4,086         --               --
  Other assets................           1,502             25              181         --
                                --------------   ------------   --------------   --------------
        Total assets..........   $ 295,014,214   $ 23,749,660     $ 44,592,954    $ 292,574,762
                                --------------   ------------   --------------   --------------
                                --------------   ------------   --------------   --------------
Liabilities:
  Payable for investments
    purchased.................   $   9,942,503   $    644,111     $  1,691,049    $   2,010,517
  Payable for Series shares
    reacquired................              71            265            4,363               27
  Collateral for securities
    loaned, at value..........      17,613,883        300,148         --             37,085,678
  Payable to affiliates --
    Management fee............           5,445            460            1,145            5,134
    Administrative fee........             109        --                    18              591
  Accrued expenses and other
    liabilities...............          45,728          3,456           39,530           29,956
                                --------------   ------------   --------------   --------------
        Total liabilities.....   $  27,607,739   $    948,440     $  1,736,105    $  39,131,903
                                --------------   ------------   --------------   --------------
Net assets....................   $ 267,406,475   $ 22,801,220     $ 42,856,849    $ 253,442,859
                                --------------   ------------   --------------   --------------
                                --------------   ------------   --------------   --------------
Net assets consist of:
  Paid-in capital.............   $ 196,083,457   $ 20,834,579     $ 42,390,388    $ 226,343,434
  Unrealized appreciation on
    investments and
    translation of assets and
    liabilities in foreign
    currencies................      37,221,655      1,352,004        3,135,548       20,176,105
  Accumulated undistributed
    net realized gain (loss)
    on investments and foreign
    currency transactions.....      34,071,294        474,871       (2,912,462)       6,648,206
  Accumulated undistributed
    net investment income.....          30,069        139,766          243,375          275,114
                                --------------   ------------   --------------   --------------
          Total...............   $ 267,406,475   $ 22,801,220     $ 42,856,849    $ 253,442,859
                                --------------   ------------   --------------   --------------
                                --------------   ------------   --------------   --------------
  Shares of beneficial
    interest outstanding......    13,620,283      1,985,442       4,262,706        19,220,814
                                --------------   ------------   --------------   --------------
                                --------------   ------------   --------------   --------------
  Net asset value, offering
    price and redemption price
    per share
    (net assets  DIVIDED BY
    shares of beneficial
    interest outstanding).....      $19.63          $11.48          $10.05           $13.19
                                --------------   ------------   --------------   --------------
                                --------------   ------------   --------------   --------------

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES  (Unaudited)  -- June 30, 1999 -- continued

                                                   Research
                                         New      Growth and      Research
Assets:                               Discovery     Income     International
Investments --                         Series       Series         Series
                                     -----------  -----------  --------------
    Unaffiliated issuers, at
     cost..........................  $26,315,296  $70,708,797    $  8,057,468
    Unrealized appreciation........    3,767,180    6,879,876         335,537
                                     -----------  -----------  --------------
        Total investments, at
        value......................  $30,082,476  $77,588,673    $  8,393,005
  Cash.............................        4,158        2,659           4,119
  Foreign currency, at value
    (identified cost, $0, $53 and
    $30,494, respectively).........      --                51          30,114
  Receivable for investments
    sold...........................      206,393      400,044         168,853
  Receivable for Series shares
    sold...........................       21,563      285,696           3,434
  Interest and dividends
    receivable.....................        2,119       51,327          12,191
  Receivable from investment
    adviser........................      --           --               10,031
  Other assets.....................           48          247              13
                                     -----------  -----------  --------------
        Total assets...............  $30,316,757  $78,328,697    $  8,621,760
                                     -----------  -----------  --------------
                                     -----------  -----------  --------------
Liabilities:
  Payable for investments
    purchased......................  $   260,077  $ 2,829,224    $     77,344
  Payable for Series shares
    reacquired.....................       12,346       39,610             203
  Collateral for securities loaned,
    at value.......................    3,853,203    8,935,778         865,057
  Payable to affiliates --
    Management fee.................          623        1,345             209
    Administrative fee.............           10           27               3
  Accrued expenses and other
    liabilities....................       12,453       23,735          10,531
                                     -----------  -----------  --------------
        Total liabilities..........  $ 4,138,712  $11,829,719    $    953,347
                                     -----------  -----------  --------------
Net assets.........................  $26,178,045  $66,498,978    $  7,668,413
                                     -----------  -----------  --------------
                                     -----------  -----------  --------------
Net assets consist of:
  Paid-in capital..................  $22,301,337  $58,068,736    $  6,997,398
  Unrealized appreciation on
    investments and translation of
    assets and liabilities in
    foreign currencies.............    3,767,180    6,879,723         334,989
  Accumulated undistributed net
    realized gain on investments
    and foreign currency
    transactions...................      163,142    1,365,174         303,344
  Accumulated undistributed net
    investment income (loss).......      (53,614)     185,345          32,682
                                     -----------  -----------  --------------
            Total..................  $26,178,045  $66,498,978    $  7,668,413
                                     -----------  -----------  --------------
                                     -----------  -----------  --------------
  Shares of beneficial interest
    outstanding....................   2,248,488    4,589,444      726,445
                                     -----------  -----------  --------------
                                     -----------  -----------  --------------
  Net asset value, offering price,
    and redemption price per share
    (net assets  DIVIDED BY shares
    of beneficial interest
    outstanding)...................    $11.64       $14.49         $10.56
                                     -----------  -----------  --------------
                                     -----------  -----------  --------------

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF OPERATIONS  (Unaudited)  -- Six Months Ended June 30, 1999

                                                                                Massachusetts
                                   Capital         Equity      International      Investors
Net investment income:          Opportunities      Income          Growth        Growth Stock
Income --                           Series         Series          Series           Series
                                --------------   -----------   --------------   --------------
    Interest..................    $    237,149   $    21,294     $     43,610     $    605,353
    Dividends.................         723,562       190,824          521,107          340,078
    Foreign taxes withheld....         (10,115)       (2,076)         (67,311)          (4,210)
                                --------------   -----------   --------------   --------------
      Total investment
       income.................    $    950,596   $   210,042     $    497,406     $    941,221
                                --------------   -----------   --------------   --------------
  Expenses --
    Management fee............    $    823,140   $    53,015     $    185,462     $    586,843
    Trustees' compensation....           2,419           106              453            1,016
    Administrative fee........          16,463         1,051            2,854           11,737
    Custodian fee.............          52,229         3,635           33,089           27,502
    Printing..................          20,783         3,593           10,159           27,686
    Auditing fees.............          14,404        12,779           16,654           10,579
    Legal fees................           1,882           984            1,281              996
    Miscellaneous.............           4,743           535              800            1,260
                                --------------   -----------   --------------   --------------
      Total expenses..........    $    936,063   $    75,698     $    250,752     $    667,619
    Fees paid indirectly......         (10,750)         (927)          (1,355)          (1,512)
    Reduction of expenses by
     investment adviser.......        --              (4,086)        --               --
                                --------------   -----------   --------------   --------------
      Net expenses............    $    925,313   $    70,685     $    249,397     $    666,107
                                --------------   -----------   --------------   --------------
        Net investment
        income................    $     25,283   $   139,357     $    248,009     $    275,114
                                --------------   -----------   --------------   --------------
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions:
  Realized gain (loss)
    (identified cost basis) --
    Investment transactions...    $ 33,631,851   $   553,693     $  1,722,531     $  7,419,227
    Foreign currency
     transactions.............        (110,674)         (928)         (44,528)          (1,664)
                                --------------   -----------   --------------   --------------
      Net realized gain on
       investments and foreign
       currency
       transactions...........    $ 33,521,177   $   552,765     $  1,678,003     $  7,417,563
                                --------------   -----------   --------------   --------------
  Change in unrealized
    appreciation
    (depreciation) --
    Investments...............    $  4,624,565   $   843,032     $   (415,772)    $ 10,749,563
    Translation of assets and
     liabilities in foreign
     currencies...............          42,043           400           27,625              (15)
                                --------------   -----------   --------------   --------------
      Net unrealized gain
       (loss) on investments
       and foreign currency
       translation............    $  4,666,608   $   843,432     $   (388,147)    $ 10,749,548
                                --------------   -----------   --------------   --------------
        Net realized and
        unrealized gain on
        investments and
        foreign currency......    $ 38,187,785   $ 1,396,197     $  1,289,856     $ 18,167,111
                                --------------   -----------   --------------   --------------
          Increase in net
             assets from
             operations.......    $ 38,213,068   $ 1,535,554     $  1,537,865     $ 18,442,225
                                --------------   -----------   --------------   --------------
                                --------------   -----------   --------------   --------------

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF OPERATIONS (Unaudited) -- Six Months Ended June 30, 1999 -- continued

                                                  Research
                                        New      Growth and     Research
Net investment income (loss):        Discovery     Income    International
Income --                              Series      Series        Series
                                     ----------  ----------  --------------
    Interest.......................  $   40,288  $   94,303     $  7,884
    Dividends......................       7,158     316,762       70,209
    Foreign taxes withheld.........         (12)     (2,326)      (7,906)
                                     ----------  ----------      -------
      Total investment income......  $   47,434  $  408,739     $ 70,187
                                     ----------  ----------      -------
  Expenses --
    Management fee.................  $   77,589  $  190,643     $ 24,802
    Trustees' compensation.........         172         495           45
    Administrative fee.............       1,293       3,813          372
    Custodian fee..................       4,906      10,475        8,155
    Printing.......................       5,322       8,478        1,414
    Auditing fees..................      10,079      14,254       11,704
    Legal fees.....................         960         787          904
    Miscellaneous..................       1,126         136          152
                                     ----------  ----------      -------
      Total expenses...............  $  101,447  $  229,081     $ 47,548
    Fees paid indirectly...........        (399)     (1,806)        (315)
    Reduction of expenses by
     investment adviser............      --          --          (10,031)
                                     ----------  ----------      -------
      Net expenses.................  $  101,048  $  227,275     $ 37,202
                                     ----------  ----------      -------
        Net investment income
        (loss).....................  $  (53,614) $  181,464     $ 32,985
                                     ----------  ----------      -------
Realized and unrealized gain (loss)
  on investments and foreign
  currency transactions:
  Realized gain (loss) (identified
    cost basis) --
    Investment transactions........  $  373,818  $2,137,519     $420,162
    Foreign currency
     transactions..................          12        (507)      (3,345)
                                     ----------  ----------      -------
      Net realized gain on
       investments and foreign
       currency transactions.......  $  373,830  $2,137,012     $416,817
                                     ----------  ----------      -------
  Change in unrealized appreciation
    (depreciation) --
    Investments....................  $2,265,717  $1,952,472     $191,976
    Translation of assets and
     liabilities in foreign
     currencies....................      --            (206)        (564)
                                     ----------  ----------      -------
      Net unrealized gain on
       investments and foreign
       currency translation........  $2,265,717  $1,952,266     $191,412
                                     ----------  ----------      -------
        Net realized and unrealized
        gain on investments and
        foreign currency...........  $2,639,547  $4,089,278     $608,229
                                     ----------  ----------      -------
          Increase in net assets
         from operations...........  $2,585,933  $4,270,742     $641,214
                                     ----------  ----------      -------
                                     ----------  ----------      -------

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS  (Unaudited)  -- Six Months Ended June 30,
1999

                                                                                 Massachusetts
                                                                                   Investors
Increase (decrease) in net         Capital          Equity      International        Growth
assets:                         Opportunities       Income          Growth           Stock
From operations --                  Series          Series          Series           Series
                                --------------   ------------   --------------   --------------
  Net investment income.......   $      25,283   $    139,357     $    248,009    $     275,114
  Net realized gain on
    investments and foreign
    currency transactions.....      33,521,177        552,765        1,678,003        7,417,563
  Net unrealized gain (loss)
    on investments and foreign
    currency translation......       4,666,608        843,432         (388,147)      10,749,548
                                --------------   ------------   --------------   --------------
    Increase in net assets
      from operations.........   $  38,213,068   $  1,535,554     $  1,537,865    $  18,442,225
                                --------------   ------------   --------------   --------------
Distributions declared to
  shareholders --
  From net investment
    income....................   $    (438,071)  $    (47,860)    $   (218,603)   $    --
  From net realized gain on
    investments and foreign
    currency transactions.....      (4,929,801)       --              --             (3,090,851)
                                --------------   ------------   --------------   --------------
    Total distributions
      declared to
      shareholders............   $  (5,367,872)  $    (47,860)    $   (218,603)   $  (3,090,851)
                                --------------   ------------   --------------   --------------
Net increase in net assets
  from Series share
  transactions................   $  43,848,907   $ 12,820,692     $  5,856,368    $ 156,854,233
                                --------------   ------------   --------------   --------------
        Total increase in net
          assets..............   $  76,694,103   $ 14,308,386     $  7,175,630    $ 172,205,607
Net assets --
  At beginning of period......     190,712,372      8,492,834       35,681,219       81,237,252
                                --------------   ------------   --------------   --------------
  At end of period............   $ 267,406,475   $ 22,801,220     $ 42,856,849    $ 253,442,859
                                --------------   ------------   --------------   --------------
                                --------------   ------------   --------------   --------------
Accumulated undistributed net
  investment income included
  in net assets at end of
  period......................   $      30,069   $    139,766     $    243,375    $     275,114
                                --------------   ------------   --------------   --------------
                                --------------   ------------   --------------   --------------

                                                   Research
                                         New      Growth and      Research
Increase (decrease) in net assets:    Discovery     Income     International
From operations --                     Series       Series         Series
                                     -----------  -----------  --------------
  Net investment income (loss).....  $   (53,614) $   181,464    $     32,985
  Net realized gain on investments
    and foreign currency
    transactions...................      373,830    2,137,012         416,817
  Net unrealized gain on
    investments and foreign
    currency translation...........    2,265,717    1,952,266         191,412
                                     -----------  -----------  --------------
    Increase in net assets from
      operations...................  $ 2,585,933  $ 4,270,742    $    641,214
                                     -----------  -----------  --------------
Distributions declared to
  shareholders --
  From net investment income.......  $   --       $  (197,936)   $     (1,911)
  From net realized gain on
    investments and foreign
    currency transactions..........     (135,763)     --             --
                                     -----------  -----------  --------------
    Total distributions declared to
      shareholders.................  $  (135,763) $  (197,936)   $     (1,911)
                                     -----------  -----------  --------------
Net increase in net assets from
  Series share transactions........  $10,447,932  $23,274,392    $  3,509,800
                                     -----------  -----------  --------------
        Total increase in net
          assets...................  $12,898,102  $27,347,198    $  4,149,103
Net assets --
  At beginning of period...........   13,279,943   39,151,780       3,519,310
                                     -----------  -----------  --------------
  At end of period.................  $26,178,045  $66,498,978    $  7,668,413
                                     -----------  -----------  --------------
                                     -----------  -----------  --------------
Accumulated undistributed net
  investment income (loss) included
  in net assets at end of period...  $   (53,614) $   185,345    $     32,682
                                     -----------  -----------  --------------
                                     -----------  -----------  --------------

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS  -- Year Ended December 31, 1998

                                                                                Massachusetts
                                                                                  Investors
Increase (decrease) in net         Capital         Equity      International        Growth
assets:                         Opportunities      Income          Growth           Stock
From operations --                  Series         Series*         Series          Series*
                                --------------   -----------   --------------   --------------
  Net investment income
    (loss)....................   $     441,896   $    48,723     $    262,417     $       (286)
  Net realized gain (loss) on
    investments and foreign
    currency transactions.....       5,949,486       (78,348)      (3,919,151)       2,321,780
  Net unrealized gain on
    investments and foreign
    currency translation......      25,493,108       508,572        3,704,068        9,426,557
                                --------------   -----------   --------------   --------------
    Increase in net assets
      from operations.........   $  31,884,490   $   478,947     $     47,334     $ 11,748,051
                                --------------   -----------   --------------   --------------
Distributions declared to
  shareholders --
  From net investment
    income....................   $    (531,468)  $   --          $   (320,369)    $   --
  From net realized gain on
    investments and foreign
    currency transactions.....      (5,113,199)      --              --               --
                                --------------   -----------   --------------   --------------
    Total distributions
      declared to
      shareholders............   $  (5,644,667)  $   --          $   (320,369)    $   --
                                --------------   -----------   --------------   --------------
Net increase in net assets
  from Series share
  transactions................   $  76,728,956   $ 8,013,887     $ 12,553,148     $ 69,489,201
                                --------------   -----------   --------------   --------------
        Total increase in net
          assets..............   $ 102,968,779   $ 8,492,834     $ 12,280,113     $ 81,237,252
Net assets --
  At beginning of period......      87,743,593       --            23,401,106         --
                                --------------   -----------   --------------   --------------
  At end of period............   $ 190,712,372   $ 8,492,834     $ 35,681,219     $ 81,237,252
                                --------------   -----------   --------------   --------------
                                --------------   -----------   --------------   --------------
Accumulated undistributed net
  investment income included
  in net assets at end of
  period......................   $     442,857   $    48,269     $    213,969     $   --
                                --------------   -----------   --------------   --------------
                                --------------   -----------   --------------   --------------

                                                   Research
                                         New      Growth and      Research
Increase (decrease) in net assets:    Discovery     Income     International
From operations --                     Series*      Series        Series*
                                     -----------  -----------  --------------
  Net investment income (loss).....  $   (17,741) $   202,962    $        810
  Net realized loss on investments
    and foreign currency
    transactions...................      (57,184)    (772,152)       (112,675)
  Net unrealized gain on
    investments and foreign
    currency translation...........    1,501,463    4,710,181         143,577
                                     -----------  -----------  --------------
    Increase in net assets from
      operations...................  $ 1,426,538  $ 4,140,991    $     31,712
                                     -----------  -----------  --------------
Distributions declared to
  shareholders --
  From net investment income.......  $   --       $   (19,103)   $   --
  From net realized gain on
    investments and foreign
    currency transactions..........      --           (62,914)       --
                                     -----------  -----------  --------------
    Total distributions declared to
      shareholders.................  $   --       $   (82,017)   $   --
                                     -----------  -----------  --------------
Net increase in net assets from
  Series share transactions........  $11,853,405  $28,552,816    $  3,487,598
                                     -----------  -----------  --------------
        Total increase in net
          assets...................  $13,279,943  $32,611,790    $  3,519,310
Net assets --
  At beginning of period...........      --         6,539,990        --
                                     -----------  -----------  --------------
  At end of period.................  $13,279,943  $39,151,780    $  3,519,310
                                     -----------  -----------  --------------
                                     -----------  -----------  --------------
Accumulated undistributed net
  investment income included in net
  assets at end of period..........  $   --       $   201,817    $      1,608
                                     -----------  -----------  --------------
                                     -----------  -----------  --------------

  * For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1998.

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                                                                       International
                                          Capital Opportunities Series                      Equity Income Series       Growth Series
                           -----------------------------------------------------------   ---------------------------   -----------
                           Six Months                                                    Six Months                    Six Months
Per share data (for a         Ended          Year            Year           Period          Ended         Period          Ended
share                       June 30,         Ended           Ended           Ended        June 30,         Ended        June 30,
outstanding throughout        1999       December 31,    December 31,    December 31,       1999       December 31,       1999
each period):              (Unaudited)       1998            1997            1996*       (Unaudited)      1998**       (Unaudited)
                           -----------   -------------   -------------   -------------   -----------   -------------   -----------
Net asset value --
  beginning of period....    $16.9825       $13.9339        $11.0055        $10.0000       $10.5038       $10.0000       $ 9.7306
                           -----------   -------------   -------------   -------------   -----------   -------------   -----------
Income (loss) from
  investment operations#
  --
  Net investment
    incomeSection........    $ 0.0021       $ 0.0477        $ 0.1466        $ 0.0916       $ 0.1044       $ 0.1379       $ 0.0632
  Net realized and
    unrealized gain
    (loss) on investments
    and foreign
    currency.............      3.0773         3.6598          2.8785          0.9139         0.9020         0.3659         0.3345
                           -----------   -------------   -------------   -------------   -----------   -------------   -----------
      Total from
        investment
        operations.......    $ 3.0794       $ 3.7075        $ 3.0251        $ 1.0055       $ 1.0064       $ 0.5038       $ 0.3977
                           -----------   -------------   -------------   -------------   -----------   -------------   -----------
Less distributions
  declared to
  shareholders --
  From net investment
    income...............    $(0.0350)      $(0.0620)       $(0.0221)       $--            $(0.0302)      $--            $(0.0744)
  From net realized gain
    on investments and
    foreign currency
    transactions.........     (0.3939)       (0.5969)        (0.0746)        --              --            --              --
                           -----------   -------------   -------------   -------------   -----------   -------------   -----------
      Total distributions
        declared to
        shareholders.....    $(0.4289)      $(0.6589)       $(0.0967)       $--            $(0.0302)      $--            $(0.0744)
                           -----------   -------------   -------------   -------------   -----------   -------------   -----------
Net asset value -- end of
  period.................    $19.6330       $16.9825        $13.9339        $11.0055       $11.4800       $10.5038       $10.0539
                           -----------   -------------   -------------   -------------   -----------   -------------   -----------
                           -----------   -------------   -------------   -------------   -----------   -------------   -----------
Total return++...........      18.26%++       26.97%          27.57%          10.10%++        9.62%++        5.00%++        3.75%++
Ratios (to average net
  assets)/Supplemental
  dataSection:
  Expenses##.............       0.85%+         0.86%           0.77%           0.63%+         1.01%+         1.03%+         1.32%+
  Net investment
    income...............       0.02%+         0.31%           1.15%           1.75%+         1.97%+         2.16%+         1.30%+
Portfolio turnover.......         77%           135%            129%             52%            49%           101%            44%
Net assets, end of period
  (000 omitted)..........    $267,406       $190,712        $ 87,744        $ 16,700       $ 22,801       $  8,493       $ 42,857


Per share data (for a          Year            Year           Period
share                          Ended           Ended           Ended
outstanding throughout     December 31,    December 31,    December 31,
each period):                  1998            1997            1996*
                           -------------   -------------   -------------
Net asset value --
  beginning of period....     $ 9.6480        $ 9.8213        $10.0000
                           -------------   -------------   -------------
Income (loss) from
  investment operations#
  --
  Net investment
    incomeSection........     $ 0.0843        $ 0.1201        $ 0.0748
  Net realized and
    unrealized gain
    (loss) on investments
    and foreign
    currency.............       0.1060         (0.2747)        (0.2535)
                           -------------   -------------   -------------
      Total from
        investment
        operations.......     $ 0.1903        $(0.1546)       $(0.1787)
                           -------------   -------------   -------------
Less distributions
  declared to
  shareholders --
  From net investment
    income...............     $(0.1077)       $(0.0187)       $--
  From net realized gain
    on investments and
    foreign currency
    transactions.........      --              --              --
                           -------------   -------------   -------------
      Total distributions
        declared to
        shareholders.....     $(0.1077)       $(0.0187)       $--
                           -------------   -------------   -------------
Net asset value -- end of
  period.................     $ 9.7306        $ 9.6480        $ 9.8213
                           -------------   -------------   -------------
                           -------------   -------------   -------------
Total return++...........        1.94%         (1.64)%         (1.70)%++
Ratios (to average net
  assets)/Supplemental
  dataSection:
  Expenses##.............        1.32%           1.11%           1.56%+
  Net investment
    income...............        0.86%           1.23%           1.47%+
Portfolio turnover.......          77%            261%              3%
Net assets, end of period
  (000 omitted)..........     $ 35,681        $ 23,401        $  5,525

Section The investment adviser voluntarily waived all or a portion of its advisory fee for the Capital Opportunities Series, Equity Income Series and International Growth Series for certain of the periods indicated. In addition, the investment adviser agreed to maintain the expenses of the Capital Opportunities Series, Equity Income Series and International Growth Series at not more than 1.00%, 0.25% and 1.50% of average daily net assets, respectively, for certain of the periods indicated. The investment adviser agreed to maintain the expenses of the Equity Income Series, exclusive of management fee, at no more than 0.25% of average daily net assets for the periods indicated. If these fees had been incurred and/or to the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:

Net investment income....                      $0.1296   $0.0537   $0.1012   $0.1070                       $0.1036   $0.0265
Ratios (to average net
  assets):
  Expenses##.............                        0.90%     1.35% +   1.07% +   1.51% +                       1.28%     2.50% +
  Net investment
    income...............                        1.03%     1.02% +   1.91% +   1.68% +                       1.06%     0.46% +

  * For the period from the commencement of the Series' investment operations, June 3, 1996, through December 31, 1996.
 ** For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1998.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ## Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. The Series' expenses are calculated without reduction for this expense offset arrangement.
 ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS -- continued

                             Massachusetts Investors
                               Growth Stock Series          New Discovery Series            Research Growth and Income Series
                           ---------------------------   ---------------------------   -------------------------------------------
                           Six Months                    Six Months                    Six Months
                              Ended         Period          Ended         Period          Ended          Year           Period
Per share data (for a       June 30,         Ended        June 30,         Ended        June 30,         Ended           Ended
share outstanding             1999       December 31,       1999       December 31,       1999       December 31,    December 31,
throughout each period):   (Unaudited)       1998*       (Unaudited)       1998*       (Unaudited)       1998           1997**
                           -----------   -------------   -----------   -------------   -----------   -------------   -------------
Net asset value --
  beginning of period....    $12.0804       $10.0000       $10.6232       $10.0000       $13.3898       $11.0208        $10.0000
                           -----------   -------------   -----------   -------------   -----------   -------------   -------------
Income (loss) from
  investment operations#
  --
  Net investment income
    (loss)Section........    $ 0.0217       $(0.0001)      $(0.0319)      $(0.0273)      $ 0.0489       $ 0.1170        $ 0.0821
  Net realized and
    unrealized gain
    (loss) on investments
    and foreign
    currency.............      1.2871         2.0805         1.1252         0.6505         1.1002         2.3163          0.9387
                           -----------   -------------   -----------   -------------   -----------   -------------   -------------
      Total from
        investment
        operations.......    $ 1.3088       $ 2.0804       $ 1.0933       $ 0.6232       $ 1.1491       $ 2.4333        $ 1.0208
                           -----------   -------------   -----------   -------------   -----------   -------------   -------------
Less distributions
  declared to
  shareholders --
  From net investment
    income...............    $ --           $--            $ --           $--            $(0.0494)      $(0.0150)       $--
  From net realized gain
    on investments and
    foreign currency
    transactions.........     (0.2033)       --             (0.0740)       --              --            (0.0493)        --
                           -----------   -------------   -----------   -------------   -----------   -------------   -------------
      Total distributions
        declared to
        shareholders.....    $(0.2033)      $--            $(0.0740)      $--            $(0.0494)      $(0.0643)       $--
                           -----------   -------------   -----------   -------------   -----------   -------------   -------------
Net asset value -- end of
  period.................    $13.1859       $12.0804       $11.6425       $10.6232       $14.4895       $13.3898        $11.0208
                           -----------   -------------   -----------   -------------   -----------   -------------   -------------
                           -----------   -------------   -----------   -------------   -----------   -------------   -------------
Total return++...........      10.96%++       20.70%++       10.38%++        6.20%++        8.59%++       22.13%          10.20%++
Ratios (to average net
  assets)/Supplemental
  dataSection:
  Expenses##.............       0.85%+         0.97%+         1.18%+         1.28%+         0.90%+         0.95%           1.54%+
  Net investment income
    (loss)...............       0.35%+       --             (0.62)%+       (0.44)%+         0.71%+         0.96%           1.19%+
Portfolio turnover.......         92%            66%            55%            69%            39%           122%             29%
Net assets, end of period
  (000 omitted)..........    $253,443       $ 81,237       $ 26,178       $ 13,280       $ 66,499       $ 39,152        $  6,540

                             Research International
                                     Series
                           ---------------------------
                           Six Months
                              Ended         Period
Per share data (for a       June 30,         Ended
share outstanding             1999       December 31,
throughout each period):   (Unaudited)       1998*
                           -----------   -------------
Net asset value --
  beginning of period....    $ 9.4191       $10.0000
                           -----------   -------------
Income (loss) from
  investment operations#
  --
  Net investment income
    (loss)Section........    $ 0.0639       $ 0.0043
  Net realized and
    unrealized gain
    (loss) on investments
    and foreign
    currency.............      1.0766        (0.5852)
                           -----------   -------------
      Total from
        investment
        operations.......    $ 1.1405       $(0.5809)
                           -----------   -------------
Less distributions
  declared to
  shareholders --
  From net investment
    income...............    $(0.0035)      $--
  From net realized gain
    on investments and
    foreign currency
    transactions.........      --            --
                           -----------   -------------
      Total distributions
        declared to
        shareholders.....    $(0.0035)      $--
                           -----------   -------------
Net asset value -- end of
  period.................    $10.5561       $ 9.4191
                           -----------   -------------
                           -----------   -------------
Total return++...........      12.14%++      (5.80)%++
Ratios (to average net
  assets)/Supplemental
  dataSection:
  Expenses##.............       1.52%+         1.55%+
  Net investment income
    (loss)...............       1.33%+         0.07%+
Portfolio turnover.......         82%            59%
Net assets, end of period
  (000 omitted)..........    $  7,668       $  3,519

Section The investment adviser agreed to maintain the expenses of the New
     Discovery Series and Research International Series, exclusive of management fees, at not more than 0.35% and 0.50% of average daily net assets, respectively, for certain of the periods indicated. The investment adviser agreed to maintain the expenses of the Research Growth and Income Series at not more than 1.50% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income (loss) per share and the ratios would have been:

Net investment income
  (loss).................                                $(0.0470)                     $0.0614   $0.0439   $(0.1301)
Ratios (to average net
  assets):
  Expenses##.............                                  1.60%+                        1.83% +   1.92% +   3.86% +
  Net investment income
    (loss)...............                                (0.76)% +                       0.84% +   0.93% + (2.24)% +

  * For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1998.
 ** For the period from the commencement of the Series' investment operations, May 13, 1997, through December 31, 1997.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ## Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its Custodian and dividend disbursing agent. The Series' expenses are calculated without reduction for this expense offset arrangement.
 ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements

                      MFS' YEAR 2000 READINESS DISCLOSURE

       MFS Investment Management-Registered Trademark-, as an investment adviser and on behalf of the MFS portfolios, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS shareholders and contract owners, retirement plan participants, and MFS' institutional clients, and supporting the financial advisers who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 composed of a specialized staff reporting directly to MFS senior management.

       The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

       MFS recognizes that fund shareholders, contract owners and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS-Registered Trademark-Original Research-SM- process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

       Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

       If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

                         YEAR 2000 READINESS DISCLOSURE

                                     [LOGO]

       The potential hazard of computers having difficulty dealing with the year 2000 has been widely reported in the media. Essentially, the "Y2K" problem stems from some computer software being written in a way that will handle only two digits of a year rather than the full four digits. This becomes a problem when 2000 is perceived as simply "00", with the result that the computer software interprets the date as 1900 rather than 2000.

       Sun Life began working on this problem in 1995 when a Company strategy for dealing with the issue was approved by systems management. It was apparent that effective support from senior management was a key component to successfully correcting Sun Life's systems. For this reason, in early 1996 Sun Life's Chairman and CEO delivered a clear mandate to make Y2K a top priority. Since that time project teams have inventoried and assessed nearly 2000 systems around the Company.

       The vast majority of Sun Life's systems have already been tested, and, based on these tests, have been certified as compliant. The relatively few remaining systems will be certified compliant during the course of 1999. Even though relatively few Y2K bugs were actually found during analysis, it has been Sun Life's policy to test every system before it can be certified as compliant. The price tag for this massive project has been steep -- over $100 million (Cdn). However, we consider the money well spent when it means that Sun Life can move into the year 2000 and beyond confident that our systems will support Sun Life's position as a leader in the financial services industry.

       THE PRECEDING IS A YEAR 2000 READINESS DISCLOSURE PURSUANT TO THE YEAR 2000 READINESS DISCLOSURE ACT ENACTED BY THE UNITED STATES CONGRESS ON OCTOBER 19, 1998.

MFS-REGISTERED TRADEMARK-/SUN LIFE SERIES TRUST
500 Boylston Street, Boston, MA 02116-3741

TRUSTEES

JOHN D. McNEIL*, Chairman, President and Trustee
FORMER CHAIRMAN, Sun Life Assurance Company of Canada,
Toronto, Ontario, Canada

SAMUEL ADAMS, Trustee
PARTNER, Warner & Stackpole,
Boston, Massachusetts

DAVID D. HORN*, Trustee
FORMER SENIOR VICE PRESIDENT AND GENERAL MANAGER,
Sun Life Assurance Company of Canada,
Wellesley Hills, Massachusetts

GARTH MARSTON, Trustee
FORMER CHAIRMAN, The Provident Institution for Savings,
Boston, Massachusetts

DERWYN F. PHILLIPS, Trustee
FORMER VICE CHAIRMAN, The Gillette Company,
Marblehead, Massachusetts

WILLIAM R. GUTOW, Trustee
VICE CHAIRMAN, Capital Entertainment Management Company,
PRIVATE INVESTOR AND REAL ESTATE CONSULTANT,
Dallas, Texas

J. KERMIT BIRCHFIELD, Trustee
CONSULTANT; CHAIRMAN, Display Technology, Inc.;
MANAGING DIRECTOR, Century Partners, Inc.,
Gloucester, Massachusetts

OFFICERS+
JAMES R. BORDEWICK, Jr., ASSISTANT SECRETARY
MARK E. BRADLEY, ASSISTANT TREASURER
STEPHEN E. CAVAN, SECRETARY AND CLERK
W. THOMAS LONDON, TREASURER
ELLEN MOYNIHAN, ASSISTANT TREASURER
JAMES O. YOST, ASSISTANT TREASURER

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

PORTFOLIO MANAGERS+

JEAN O. ALESSANDRO
DAVID A. ANTONELLI
JOHN W. BALLEN
ARNAB KUMAR BANERJI
STEPHEN C. BRYANT
DAVID M. CALABRO
JEFFREY CHOWDHRY
MITCHELL D. DYNAN
JOSEPH C. FLAHERTY, JR.
GEOFFREY L. KURINSKY
JOHN D. LAUPHEIMER, JR.
DAVID R. MANNHEIM
PAUL M. McMAHON
STEVEN E. NOTHERN
LISA B. NURME
STEPHEN PESEK
BERNARD A. SCOZZAFAVA
MAURA A. SHAUGHNESSY
TONI Y. SHIMURA
FREDERICK J. SIMMONS
BRIAN E. STACK

*Affiliated with the Sponsor.
+Affiliated with the Investment Adviser.                         SUN-3C 8/99188M